SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant []

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Materials Under Rule 14a-12
Galyan's Trading Company, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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[X]	No fee required
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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2437 East Main Street
Plainfield, Indiana 46168

Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders of Galyan's Trading Company, Inc., which will be held at The Westin-O'Hare, LaSalle III Conference Room (lobby level), 6100 River Road, Rosemont, Illinois 60018 on Wednesday, May 29, 2002 at 9:00 a.m., Central Daylight Time.

      At the Annual Meeting, holders of common stock will vote upon the election of twelve directors, the adoption of an employee stock purchase plan, and amendments to our stock option plan. The attached proxy statement contains information about these and other matters pertaining to the Annual Meeting.

      Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly voting and submitting your proxy by Internet, by telephone, or by completing, executing and returning the enclosed proxy card.

      I hope you will be able to attend the Annual Meeting and look forward to seeing you on May 29, 2002.

Robert B. Mang Chairman of the Company and Chief Executive Officer

April 26, 2002

GALYAN'S TRADING COMPANY, INC.
2437 East Main Street
Plainfield, Indiana 46168

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 29, 2002

      Galyan's Trading Company, Inc. will hold its Annual Meeting of Shareholders on Wednesday, May 29, 2002 at The Westin-O'Hare, 6100 River Road, Rosemont, Illinois 60018, at 9:00 a.m. Central Daylight Time for the following purposes:

      1.      To elect twelve directors;

      2.      To consider adoption of an employee stock purchase plan;

      3.      To consider proposed amendments to the 1999 Stock Option Plan; and

      4.      To transact such other business as may properly come before the meeting.

      Only shareholders who owned stock at the close of business on April 9, 2002 can vote at this meeting or any adjournments that may take place. Even though you may plan to attend the meeting, we ask that you vote your shares by signing and dating the enclosed proxy card, and returning it without delay in the enclosed postage-paid envelope. Alternatively, you may vote your shares by Internet or telephone. If you attend the meeting, you may withdraw your proxy and vote in person.

      Please vote your shares promptly so that your shares may be present at the meeting.

By Order of the Board of Directors,

C. David Zoba Executive Vice President, General Counsel and Secretary

April 26, 2002

GALYAN'S TRADING COMPANY, INC.
2437 East Main Street
Plainfield, Indiana 46168

PROXY STATEMENT

General

      We are sending you this proxy statement as part of a solicitation by the Board of Directors of Galyan's Trading Company, Inc. for use at our 2002 Annual Meeting of Shareholders. We will hold the meeting on Wednesday, May 29, 2002 at The Westin-O'Hare, 6100 River Road, Rosemont, Illinois 60018, starting at 9:00 a.m. Central Daylight Time.

      We will mail this proxy statement and accompanying proxy card on or about April 26, 2002 to all of our shareholders entitled to vote at the meeting. Unless the context otherwise requires, the terms "us," "we," "our" and "Company" refer to Galyan's and its subsidiary.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE MEETING

Q:	Why am I receiving these materials?
A:	The Board is providing these proxy materials to you in connection with the Annual Meeting of Shareholders, which will take place on May 29, 2002. As the owner of shares on the record date for the meeting, you are invited to attend the meeting and are entitled to and requested to vote on the matters described in this proxy statement.
Q:	What information is contained in these materials?
A:	This proxy statement includes information on the nominees for election for director, a proposed employee stock purchase plan and certain proposed amendments to our stock option plan. The proxy statement also includes information on the voting process and requirements, the compensation of directors and some of our executive officers, and certain other required information.
Q:	Who can attend the meeting?
A:	All holders of shares of our common stock outstanding as of the close of business on April 9, 2002 (the "Record Date") may attend.
Q:	What can I vote on at the meeting?
A:	There are three matters scheduled to be voted on at the meeting:
(1) The election of twelve directors to our Board, each of whom will serve a one-year term and until their successors are elected and qualified;
(2) The adoption of an employee stock purchase plan; and
(3) The approval of amendments to our stock option plan which increase the number of shares available under the plan.
Q:	How does the Board recommend that I vote on each of the matters?
A:	Our Board recommends that you vote your shares FOR each of the three matters scheduled to be voted on at the meeting.
Q:	What classes of shares are entitled to be voted?
A:	Each share of our common stock outstanding on the Record Date is entitled to vote on all items being voted on at the meeting. On the Record Date, we had 17,035,708 shares of common stock outstanding.
Q:	What shares can I vote?
A:	You can vote all the shares that you owned on the Record Date. These shares include: (1) shares held directly in your name as the shareholder of record, (2) shares held for you as the beneficial owner through a stockbroker, bank or other nominee and (3) for current or former Galyan's employees, shares attributed to your account in the Galyan's Trading Company Savings and Retirement Plan (the "Savings Plan").
Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?
A:	Most of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially. (For information for holders of shares attributed to a Savings Plan account, see "How do I provide voting instructions for shares attributed to my Savings Plan account?" below.)
Shareholder of Record
If your shares are registered in your name with our transfer agent, U.S. Stock Transfer Corporation, you are considered a shareholder of record with respect to those shares, and you are receiving these proxy materials directly from us. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. We have enclosed a proxy card for you to use.
Beneficial Owner
If your shares are held in a stock brokerage account, by a bank or other nominee (commonly referred to as being held in "street name"), you are considered to be the beneficial owner of those shares, and these proxy materials are being forwarded to you by your broker, bank or nominee as the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.
Q:	How do I vote?
A:	For holders of record and beneficial owners, there are three ways that you can vote:
(1) You can sign and date each proxy card that you receive and return it in the prepaid envelope that comes with the proxy card.
(2) You can vote through the Internet or telephone voting systems, more fully described on your proxy card. The deadline for voting is 11:59 p.m. Eastern Time, May 28, 2002.
(3) If you are a shareholder of record, you can vote in person at the meeting. If you are the beneficial owner, and not the shareholder of record, you must notify your broker, bank or other nominee and obtain a signed proxy from the shareholder of record giving you the right to vote the shares.
Q:	How do I provide voting instructions for shares in my Savings Plan account?
A:	If you have shares attributed to your account in the Savings Plan, you have the right to direct the plan trustee how to vote the shares attributed to your account. The plan trustee has enclosed or provided a voting instruction card (which looks the same as the proxy card) for you to use in directing the trustee how to vote the shares in your account. There are two ways that you can vote: (1) you can sign and date the voting instruction card that you receive and return it in the prepaid envelope that comes with the voting instruction card, or (2) you can vote through the Internet or telephone voting systems, more fully described on your voting instruction card. The deadline, or cut-off date, for providing voting instructions to the plan trustee is 11:59 p.m. Eastern Time, May 25, 2002.
Q:	Can I change my vote or revoke my proxy?
A:	Yes. You can revoke your proxy or change any votes you cast using the telephone or Internet voting systems. To do this, you must do one of the following before the votes are cast at the meeting: (1) deliver a written notice of your revocation to our Corporate Secretary at our principal executive office, 2437 East Main Street, Plainfield, Indiana 46168, (2) execute and deliver a later dated proxy, or (3) cast a later vote using the telephone or Internet voting systems. Alternatively, you can attend the meeting and vote in person.
Q:	What does it mean if I get more than one proxy card?
A:	It means that you hold shares registered in more than one account (including shares attributed to your Savings Plan account). Sign and return all proxies or vote using the telephone or Internet voting system for each proxy card that you get to ensure that all of your shares are voted.
Q:	What is the quorum requirement for the meeting?
A:	For a "quorum" to exist at the meeting, shareholders holding a majority of the votes entitled to be cast by the shareholders entitled to vote generally must be present in person or represented by proxy at the meeting. There must be a quorum for any action to be taken at the meeting (other than adjournment or postponement of the meeting). If you submit a properly executed proxy card, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum. If a broker indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as "broker non-votes," those shares will still be counted for purposes of determining the presence of a quorum at the meeting.
Q:	What is the voting requirement to approve each of the matters?
A:	In the election of directors, assuming the presence of a quorum, the twelve persons receiving the highest number of votes will be elected. For each of the other matters, assuming the presence of a quorum, approval requires that the votes cast for approval exceed those cast against approval. If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes (as described in the answer to the prior question) with respect to certain matters. In tabulating the voting result for any particular proposal, abstentions and shares that constitute broker non-votes will not have any effect on the outcome of the vote.
Q:	How can I vote on each of the matters?
A:	In the election of directors, you may vote FOR all of the nominees, or your vote may be WITHHELD with respect to one or more of the nominees. For the other matters, you may vote FOR or AGAINST the matter, or you may indicate that you wish to ABSTAIN from voting on the matter.
Q:	How will the votes be counted?
A:	Your shares of common stock will be voted according to your directions on the proxy card or as you direct pursuant to the telephone or Internet voting systems. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our Board (FOR all director nominees named in the proxy statement, FOR the adoption of the employee stock purchase plan and FOR the amendments to our stock option plan). If you ABSTAIN on a particular matter, your shares will not be counted in the vote with respect to the matter.

Q:	Who will count the votes?
A:	We have appointed three individuals to serve as inspectors of election for the meeting. The election inspectors will determine the presence of a quorum, tabulate votes, certify the results of the election and take such other actions as may be necessary or appropriate to conduct the election.
Q:	How will voting on any other business be conducted?
A:	We do not currently expect any matters to be presented for a vote at the meeting, other than the three matters described in the proxy statement. If you grant a proxy, the officers named as proxy holders, C. David Zoba and Ed Wozniak, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting. If, for any unforeseen reason, any of our nominees is not available as a candidate for director, the person named as the proxy holder will vote your proxy for another candidate or other candidates nominated by our Board.
Q:	May I propose actions for consideration at next year's Annual Meeting?
A:	Yes. For your proposal to be considered for inclusion in our proxy statement for next year's meeting, we must receive your written proposal no later than December 27, 2002. If we change the date of next year's meeting by more than 30 days from the date of this year's meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials. You should also be aware that your proposal must comply with Securities and Exchange Commission regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials.
Similarly, in order for you to raise a proposal (including a director nomination) from the floor during next year's meeting, we must receive a written notice of the proposal no later than February 28, 2002 and it must contain the additional information required by our bylaws. If we change the date of next year's meeting by more than 30 days before, or more than 70 days after, the date contemplated at this year's meeting, then we must receive your written proposal at least 90 days before the date of next year's meeting in order for the proposal to be timely. You may obtain a complete copy of our bylaws by submitting a written request to our Corporate Secretary at our principal executive, 2437 East Main Street, Plainfield, Indiana 46168.
Q:	Can I receive next year's meeting proxy statement and Annual Report online?
A:	Yes. Our proxy statement and Annual Report will be available online to shareholders of record who elect to vote by the Internet and follow the instructions on the Internet for viewing them online. Choosing this option will save our company the cost of producing and mailing these documents. If you choose this option, you will receive a proxy card in the mail next year with instructions containing the Internet address where the proxy statement and Annual Report are located. If you select to view the proxy statement and Annual Report on the Internet, we will not mail you paper copies of these documents next year. If you hold your shares through a bank, broker or other nominee, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and Annual Reports over the Internet. You do not have to elect Internet access each year. Rather, your choice will remain in effect until you contact us at 317-612-2437, by email at Investor_Relations@galyans.com or by mail at our principal executive office.
Q:	Who is paying for this proxy solicitation?
A:	We will pay the cost of soliciting the proxies. In addition, officers, directors and regular employees, who will not be paid any additional compensation for such activities, may make the solicitation of proxies or votes in person, by telephone or by electronic communication. We will send copies of the solicitation material to brokers, fiduciaries and custodians who will forward the material to the beneficial owners of our shares. On request, we will reimburse brokers and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to such beneficial owners.

BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK

      The following contains information regarding the beneficial ownership of our common stock as of March 15, 2002 (unless otherwise noted), for:

•	each person known by us to beneficially own more than five percent of our common stock;
•	each director and nominee for director;
•	each of the executive officers named in the Summary Compensation Table on page 13 of this proxy statement; and
•	all current directors and executive officers as a group.

      Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person and the percentage of ownership held by that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or will become exercisable within 60 days after March 15, 2002 (i.e., May 14, 2002) are deemed outstanding, while these shares are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated in the footnotes below, and except as may be provided under applicable marital property laws, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares beneficially owned.

      The percentages of common stock beneficially owned are based on 17,033,708 shares of common stock outstanding as of March 15, 2002.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned
5% Shareholders:
FS Equity Partners IV, L.P.	5,694,500	(1)(2)	33.4%
The Limited, Inc.	5,500,500	(2)(3)	32.3
AXA Financial, Inc.	1,046,900	(4)	6.1
Directors and Executive Officers:
Robert B. Mang	145,000	(5)	*
C. David Zoba	36,000		*
Edward S. Wozniak	24,868	(6)	*
Charles F. Nelson	53,734	(7)	*
Norman S. Matthews	140,000	(8)	*
Byron E. Allumbaugh	10,000	(9)	*
Frank J. Belatti	—		—
Stuart B. Burgdoerfer	—		—
Timothy J. Faber	—		—
Todd W. Halloran	5,694,500	(2)(10)	33.4
George R. Mrkonic, Jr.	10,000		*
John M. Roth	5,694,500	(2)(10)	33.4
Stephanie M. Shern	—		—
Ronald P. Spogli	5,694,500	(2)(10)	33.4
Peter Starrett	130,000	(11)	*
Directors and executive officers as a group (21 persons)	6,660,438	(12)	39.1%
Former Director and Executive Officer:
Joel L. Silverman	250,000	(13)	1.5

*	Represents beneficial ownership of less than 1%.

(1)	Based on the information in a Schedule 13D filed October 9, 2001. This shareholder indicates that shares are held of record by FS Equity Partners IV, L.P., a Delaware limited partnership ("FS Equity IV"). FS Capital Partners LLC, a Delaware limited liability company, is the general partner of FS Equity IV and has the power to vote and dispose of the shares held of record by FS Equity IV. The address for this shareholder is 11100 Santa Monica Boulevard, Suite 1900, Los Angeles, California 90025.
(2)	This shareholder also indicates in the Schedule 13D filed October 9, 2001 that, as a result of the stockholders agreement among FS Equity IV, The Limited, Inc. ("The Limited"), G Trademark, Inc. (a wholly-owned subsidiary of The Limited, "G Trademark"), Benchmark Capital Partners IV, L.P. ("BCP IV") and Galyan's Trading Company, Inc., which agreement includes a provision whereby FS Equity IV, The Limited, G Trademark and BCP IV agree to vote all their shares in the election of certain directors, FS Equity IV, FS Capital Partners LLC, The Limited, G Trademark and BCP IV may be deemed to be a "group" within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended. In the aggregate, as of October 9, 2001, such persons reported shared voting power with respect to 11,762,684 shares, which represents beneficial ownership of 69.1% of the shares outstanding as of March 15, 2002, of which 10,412,684 shares are currently outstanding (which represents 61.1% of the shares outstanding as of March 15, 2002) and 1,350,000 are represented by a currently exercisable warrant held by The Limited that had an exercise price of $22.85 per share as of February 2, 2002.
(3)	Based on the information in a Schedule 13D filed October 9, 2001. This shareholder indicates that shares owned by The Limited include 550,000 shares held of record by The Limited, 1,350,000 shares subject to a warrant issued to The Limited that is currently exercisable (with an exercise price of $22.85 as of February 2, 2002) and 3,600,000 shares held of record by G Trademark. The address for The Limited and G Trademark is Three Limited Parkway, Columbus, Ohio 43230.
(4)	Based on the information in a Schedule 13G filed February 11, 2002. This shareholder indicates that these shares are reported by AXA Financial, Inc., AXA, which owns AXA Financial, Inc., and AXA Conseil Vie Assurance Mutuelle, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle and AXA Courtage Assurance Mutuelle, which as a group control AXA, in AXA Financial Inc.'s capacity as a parent holding company with respect to the holdings of two subsidiaries, Alliance Capital Management L.P. and The Equitable Life Assurance Society of the United States. The address for AXA Financial, Inc. is 1290 Avenue of the Americas, New York, New York 10104.
(5)	Includes 55,000 shares subject to options exercisable on or before May 14, 2002 and 20,000 shares owned by a family trust with respect to which Mr. Mang has indirect beneficial ownership.
(6)	Includes 11,668 shares subject to options exercisable on or before May 14, 2002.
(7)	Includes 20,501 shares subject to options exercisable on or before May 14, 2002.
(8)	Includes 80,000 shares subject to options exercisable on or before May 14, 2002.
(9)	Includes 10,000 shares held by a family trust with respect to which Mr. Allumbaugh has indirect beneficial ownership.
(10)	Mr. Spogli is the President and a Managing Member of FS Capital Partners LLC. Mr. Halloran and Mr. Roth are Vice Presidents and Managing Members of FS Capital Partners LLC. Accordingly, Messrs. Spogli, Halloran and Roth may be deemed to be beneficial owners of the shares of common stock held of record by FS Equity IV. Each of these persons disclaims beneficial ownership in the shares except to the extent of his pecuniary interest in them.
(11)	Includes 80,000 shares subject to options exercisable on or before May 14, 2002.
(12)	Includes 616,237 shares subject to options exercisable on or before May 14, 2002 which are owned by individual directors and executive officers. Also includes 5,694,500 shares held by FS Equity IV, the ownership of which could be attributed to Messrs. Spogli, Halloran and Roth. Each of these individuals disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in them.
(13)	Includes 180,000 shares subject to options exercisable on or before May 14, 2002. Effective March 4, 2002, Mr. Silverman resigned as a director and his employment terminated.

BOARD OF DIRECTORS

Meetings and Committees

      The Board of Directors met six times during fiscal 2001. In addition to meetings of the full Board, directors also attended meetings of Board committees. The Board of Directors has standing audit, compensation, executive and real estate committees. There is no standing nominating committee. All of the directors attended at least 75% of the meetings of the Board and those Committees on which he or she served during his or her tenure on the Board, except that Directors Allumbaugh, Mrkonic and Shern attended two of the three meetings that occurred during their tenure. The Board of Directors acted by unanimous written consent on six occasions during fiscal 2001.

Board Committee Membership

Name	Audit Committee	Compensation Committee	Executive Committee	Real Estate Committee
Byron E. Allumbaugh	M
Frank J. Belatti		M
Timothy J. Faber		M
Robert B. Mang			M	M
Norman S. Matthews		C	M	M
George R. Mrkonic, Jr.	M
John M. Roth		M	M
Stephanie M. Shern	C
Peter Starrett		M	M	M

M – Member.
C – Chair (for committees that have a designated chairperson).

Audit Committee
      The Audit Committee was reconstituted following our initial public offering and currently consists of three independent directors. Under its current charter, the Audit Committee makes recommendations to our Board of Directors regarding the selection of independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors, approves professional services provided by the independent public accountants, reviews and evaluates our audit and control functions, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. The Audit Committee met on three occasions during fiscal 2001.

Compensation Committee
      Our Compensation Committee makes all recommendations to the Board regarding our equity compensation plans and salaries and incentive compensation for our executive officers. The Compensation Committee met on one occasion during fiscal 2001.

Executive Committee
      Our Executive Committee makes decisions regarding the selection of new store sites and other store related real estate matters at any time, in the judgment of the members of the Real Estate Committee, it is necessary or appropriate to make a decision based on recommendations of the Real Estate Committee prior to the next scheduled meeting of the Board of Directors. This committee did not meet in fiscal 2001.

Real Estate Committee
      Our Real Estate Committee reviews the proposals and analysis prepared by our management team, including Mr. Mang and Mr. Zoba, and makes recommendations to the Board of Directors or the Executive Committee, as appropriate under the circumstances, for the selection of new store sites and other store related real estate matters. This committee met nine times during fiscal 2001.

Director Compensation Arrangements
      Each of our directors is eligible for reimbursement for reasonable travel expenses incurred in attending meetings. Byron E. Allumbaugh, Frank J. Belatti, George R. Mrkonic, Jr. and Stephanie M. Shern also receive an annual cash retainer of $10,000, a fee for each Board meeting attended of $2,500 ($1,250 for attending by phone), and a fee for each committee meeting not otherwise held on a day of a Board meeting of $1,000 ($500 for attending by phone). In addition, each of these four directors, upon joining the Board in September 2001, received a grant of 10,000 options, which have a maximum term of seven years and vest in equal installments over a three-year period so long as the director continues to serve. Each of these directors will receive a grant of 5,000 options, with the same vesting conditions, on each anniversary of his or her appointment or election to service on the Board.

      In addition, we have consulting arrangements with Mr. Matthews and with Mr. Starrett. See "Compensation Committee Interlocks and Insider Participation" below for descriptions of these arrangements.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

Board of Directors

      At the Annual Meeting, we will elect 12 directors. The nominees proposed for election by the Board of Directors are Robert B. Mang, Norman S. Matthews, Byron E. Allumbaugh, Frank J. Belatti, Stuart B. Burgdoerfer, Timothy J. Faber, Todd W. Halloran, George R. Mrkonic, Jr., John M. Roth, Stephanie M. Shern, Ronald P. Spogli and Peter Starrett. Each director will serve until the annual meeting of shareholders in 2003 or until his or her successor is elected and qualified.

      Each nominee has indicated his or her willingness to serve if elected, but if any nominee should become unable to serve, we will vote the proxies solicited hereby for the election of such other person as our directors shall select.

Information about our Nominees and Directors

      Robert B. Mang, 56, has served as Chief Executive Officer and Chairman of the Company and as a director since October 2000. From August 1997 to January 2000, Mr. Mang served as Chief Executive Officer of Monet Group, Inc., a designer and marketer of branded fashion jewelry sold through department stores. From January 1996 to December 1996, Mr. Mang served as Vice Chairman of Duty Free Shoppers. From January 1994 to September 1995, Mr. Mang served as Chairman of the Board and Chief Executive Officer of Woodward & Lothrop, Incorporated and from May 1991 through December 1993, as its President and Chief Operating Officer. From October 1987 to May 1991, Mr. Mang served as President and Chief Operating Officer of The Bon Marche, a division of Federated Department Stores, Inc. From May 1986 to October 1987, Mr. Mang served as President and Chief Executive Officer of the Broadway Southwest Department Stores. Monet Group, Inc. filed for bankruptcy protection in May 2000, and Woodward & Lothrop, Incorporated filed for bankruptcy protection in January 1994.

      Norman S. Matthews, 69, has served as a director and has been designated as the Chairman of our Board of Directors since August 1999. Mr. Matthews has been an independent retail consultant for more than twelve years. From 1987 to 1988, Mr. Matthews served as President of Federated Department Stores, Inc. From 1982 to 1987, Mr. Matthews served as Vice Chairman of Federated Department Stores, Inc. He also serves as a member of the board of directors of Eye Care Centers of America, Inc., Finlay Enterprises, Inc., Progressive Corporation, Sunoco, Inc. and Toys "R" Us, Inc.

      Byron E. Allumbaugh, 70, has served as a director since September 2001. Mr. Allumbaugh served as Chairman and Chief Executive Officer of Ralph's Supermarkets, a California based chain, from 1976 to 1995, and as Chairman from 1995 until February 1997. Since February 1997, he has been a self-employed business consultant. Mr. Allumbaugh is also a member of the board of directors of CKE Restaurants, Inc., El Paso Corporation, Penn Traffic Company and The Pantry, Inc.

      Frank J. Belatti, 54, has served as a director since September 2001. Mr. Belatti has served as Chairman and Chief Executive Officer of AFC Enterprises, Inc. in Atlanta, Georgia since 1992. From 1990 until 1992, Mr. Belatti was the President and Chief Operating Officer of HFS, the franchiser of hotels for Ramada and Howard Johnson, and from 1989 until 1990, he was President and Chief Operating Officer of Arby's, Inc. Mr. Belatti also serves as a member of the board of directors of Radio Shack Corporation and AFC Enterprises, Inc.

      Stuart B. Burgdoerfer, 39, has served as a director since May 2001. Mr. Burgdoerfer joined The Limited, Inc. in September 1998 and has served as Vice President and Corporate Controller since November 2000. From September 1999 to November 2000, he was Vice President and Chief Financial Officer of White Barn Candle Company, a division of The Limited, Inc. From September 1998 to September 1999, he served as Vice President-Financial Planning of The Limited, Inc. From September 1996 to September 1998, Mr. Burgdoerfer served in strategic planning and financial management capacities at Pizza Hut, Inc. From June 1993 to September 1996, Mr. Burgdoerfer was a management consultant with CSC Index, the management consulting arm of Computer Sciences Corporation. From June 1985 to August 1991, Mr. Burgdoerfer held various positions in the audit practice of Deloitte & Touche LLP.

      Timothy J. Faber, 40, has served as a director since November 2000. Mr. Faber joined The Limited, Inc. in January 2000 and serves as its Vice President Treasury/Mergers and Acquisitions. From September 1996 to January 2000, Mr. Faber was employed by the General Electric Company as Managing Director of the Capital Markets Services division of GE Capital. From November 1992 to September 1996, Mr. Faber was GE's Assistant Treasurer-Asia. From May 1989 to October 1992, Mr. Faber held a variety of treasury and investment related positions with GE. From June 1986 to May 1989, Mr. Faber held various treasury analyst and manager roles at Avon Products, Inc.

      Todd W. Halloran, 40, has served as a director since August 1999. Mr. Halloran joined Freeman Spogli & Co. LLC in 1995 and became a Principal in 1998. From 1990 to 1995, Mr. Halloran worked in the Mergers and Acquisitions Department and in the Principal Investment Area at Goldman, Sachs & Co., where he was most recently a Vice President. From 1984 to 1988, Mr. Halloran served as a Financial Analyst at Manufacturer's Hanover Trust Co. and American Brands, Inc. Mr. Halloran also serves as a member of the board of directors of The Pantry, Inc.

      George R. Mrkonic, Jr., 49, has served as a director since September 2001. Mr. Mrkonic served as Vice Chairman of Borders Group, Inc. from November 1994 to January 2002. From November 1994 until January 1997, he served as Vice Chairman and President of Borders Group, Inc. From November 1990 until November 1994, Mr. Mrkonic was Executive Vice President of the Specialty Retailing Group at Kmart Corporation. He currently serves as a member of the board of directors of Borders Group, Inc., Champion Enterprises, Inc., Nashua Corporation and Syntel, Inc.

      John M. Roth, 43, has served as a director since August 1999. Mr. Roth joined Freeman Spogli & Co. LLC in March 1988 and became a Principal in 1993. From 1984 to 1988, Mr. Roth was employed by Kidder, Peabody & Co., Inc. in the Mergers and Acquisitions Group. Mr. Roth also serves as a member of the board of directors of Advance Auto Parts, Inc., Asbury Automotive Group, Inc. and AFC Enterprises, Inc.

      Stephanie M. Shern, 54, has served as a director since September 2001. In February 2002, Mrs. Shern founded Stephanie Shern Associates, a retail consulting and business advisory firm. From May 2001 to February 2002, Mrs. Shern served as the Senior Vice President and Global Managing Director of Retail and Consumer Products at Kurt Salmon Associates. From 1995 to April 2001, Mrs. Shern served as Vice Chairman and Global Director of Retail and Consumer Products for Ernst and Young, and from April 1998 to April 2000, she also served as Vice Chairman of Marketing. Mrs. Shern is a CPA and a member of the American Institute of CPAs.

      Ronald P. Spogli, 54, has served as a director since August 1999. Mr. Spogli is a Principal of Freeman Spogli & Co. LLC, which he co-founded in 1983. Mr. Spogli also serves as a member of the board of directors of Hudson Respiratory Care, Inc., Century Maintenance Supply, Inc., AFC Enterprises, Inc. and Advance Auto Parts, Inc.

      Peter Starrett, 54, has served as a director since August 1999. In August 1998, Mr. Starrett founded Peter Starrett Associates, a retail advisory firm. From 1990 to 1998, Mr. Starrett served as the President of Warner Bros. Studio Stores Worldwide. Previously, Mr. Starrett held senior executive positions at both Federated Department Stores, Inc. and May Department Stores Company. Mr. Starrett also serves as a member of the board of directors of Guitar Center, Inc., The Pantry, Inc. and AFC Enterprises, Inc.

The Board of Directors recommends a vote FOR the election of the directors listed above. We will vote proxies received by us in favor of the above nominees unless a contrary choice is indicated.

Information Regarding Certain Directorships and Voting Arrangements

      We are party to a stockholders agreement with FS Equity Partners IV, L.P., The Limited, Inc., G Trademark, Inc. (a wholly-owned subsidiary of The Limited) and Benchmark Capital Partners IV, L.P., under which Freeman Spogli, The Limited, G Trademark and Benchmark Capital have agreed to vote all of their shares in the election of directors in favor of the following persons: (a) four Board nominees designated by Freeman Spogli, (b) two Board nominees designated by The Limited, (c) our Chief Executive Officer in office at the time of any election of directors, which currently is Robert B. Mang, (d) Norman Matthews, who is our current Chairman of the Board, and (e) one or more additional nominees upon whom Freeman Spogli and The Limited shall agree. If, at the time of any election of directors (or appointment of directors in the event of a vacancy or an increase in the size of the Board), Freeman Spogli and The Limited are unable to agree on any such additional nominees, our stockholders agreement provides that our Board of Directors in existence at that time will select the additional nominees. The number of Board nominees that Freeman Spogli and The Limited are entitled to nominate under the agreement decreases if the number of shares held by such party falls below certain thresholds set forth in the stockholders agreement. Under the stockholders agreement, the parties have agreed that we will have a Board consisting of no more than 13 members. In addition, until one year after the date on which persons other than Freeman Spogli and The Limited and their respective affiliates own 20% or more of our shares, The Limited and Benchmark Capital have agreed to vote against any combination of our company unless Freeman Spogli consents to the combination.

      Under the terms of the stockholders agreement, the four designees of FS Equity Partners IV, L.P. are Todd W. Halloran, John M. Roth, Ronald P. Spogli and Peter Starrett and the two designees of The Limited are Stuart B. Burgdoerfer and Timothy J. Faber.

      There are no family relationships among any of our directors or executive officers.

EXECUTIVE OFFICERS

      The following is a list of our current executive officers, followed by their biographical information (other than Mr. Mang, whose biographical information appears on page 9 of this proxy statement):

Name	Age	Position
Robert B. Mang	56	Chief Executive Officer and Chairman of the Company and Director
C. David Zoba	50	Executive Vice President, General Counsel and Secretary
Edward S. Wozniak	56	Senior Vice President, Chief Financial Officer
Dennis J. Feldmann	49	Senior Vice President, General Merchandise Manager, Outdoors
Joan M. Hurley	53	Senior Vice President, Communications and Community Commitment
Charles F. Nelson	56	Senior Vice President, Minister of Culture
David M. Pritchett	37	Senior Vice President, Director of Store Operations
Lindsay J. Rice	47	Senior Vice President, General Merchandise Manager, Athletics
Paul C. Wagner	36	Senior Vice President, Chief Information Officer
Edward J. Whitehead	56	Senior Vice President, Marketing

      C. David Zoba has served as our Executive Vice President, General Counsel and Secretary since May 2001 and has primary responsibility for real estate and store planning, and is Galyan's chief legal officer. He served as a director of Galyan's from August 1999 until May 2001. Mr. Zoba served as the Senior Vice President and Counsel-Real Estate for The Limited, Inc. from 1999 until May 2001, and as Vice President and Senior Counsel – Real Estate from 1994 to 1999. At The Limited, he was responsible for the legal, lease administration and development functions of The Limited's real estate department.

      Edward S. Wozniak has served as our Senior Vice President and Chief Financial Officer since May 2001. He served as our Chief Financial Officer from February 2001 until May 2001. From April 1998 to October 2000, Mr. Wozniak served as Senior Vice President and Chief Financial Officer for Davids Bridal Inc. From November 1996 to April 1998, Mr. Wozniak served as Senior Vice President, Chief Administrative Officer for Things Remembered, Inc., a subsidiary of Cole National Corporation. From May 1996 to November 1996, Mr. Wozniak served as Vice President, Chief Financial Officer and Secretary of Egghead Inc. From February 1989 to May 1996, Mr. Wozniak held various positions within Melville Corporation, including Senior Vice President and Chief Financial Officer of the Thom McAn Shoe Company and Vice President, Chief Financial Officer of This End Up Furniture Company.

      Dennis J. Feldmann has served as Senior Vice President, General Merchandise Manager, Outdoors, since May 2001. From April 1998 to May 2001, he was General Merchandise Manager, Outdoors. From August 1996 to April 1998, Mr. Feldmann served as Divisional Merchandise Manager, Outdoors. From April 1985 to August 1996, Mr. Feldmann served as Vice President of Merchandising at All About Sports, a division of Van Leunen's, Inc., where he was responsible for merchandising, marketing, store design and merchandise planning and allocation. From August 1974 to September 1984, Mr. Feldmann was a sporting goods buyer at Van Leunen's, Inc. Van Leunen's, Inc. filed for bankruptcy protection in May 1997.

      Joan M. Hurley has served as Senior Vice President, Communications and Community Commitment since February 2002. She served as Senior Vice President, Director of Marketing from May 2001 to February 2002, and as Director of Marketing from May 1997 to May 2001. From June 1995 to March 1997, Ms. Hurley served as General Manager of Market Development for Best Lock Corporation. Ms. Hurley ran her own consulting business, Hurley & Associates, from April 1994 to June 1995. From July 1990 to April 1994, Ms. Hurley served as Vice President of Marketing for Acordia Senior Benefits, Inc. From August 1987 to July 1990, Ms. Hurley served as Assistant Vice President, Market Research and Business Development for Marsh Supermarkets, Inc.

      Charles F. Nelson has served as Senior Vice President, Minister of Culture since May 2001. From November 1995 to May 2001, he served as Minister of Culture. From May 1986 to August 1995, Mr. Nelson served as Senior Vice President of Human Resources for Younkers Department Stores, Inc. From 1979 to 1985, Mr. Nelson served as Director of Recruitment and Development and Senior Vice President of Human Resources at Broadway Southwest Department Stores.

      David M. Pritchett has served as Senior Vice President, Director of Store Operations, since May 2001. From March 1999 to May 2001, he was Director of Store Operations. From August 1995 to March 1996, Mr. Pritchett served as Director of Store Planning. Mr. Pritchett served as Store Manager at our Dublin, Ohio location from its opening in September 1994 to August 1995, and served as Project Manager for the planning of the Dublin, Ohio store from October 1993 to September 1994.

      Lindsay J. Rice has served as Senior Vice President, General Merchandise Manager, Athletics, since May 2001. He served as General Merchandise Manager, Athletics from April 1998 until May 2001. From January 1990 to November 1997, Mr. Rice served as Executive Vice President of Merchandising at Oshman's Sporting Goods, Inc. where he was responsible for merchandising, marketing, store design and merchandise planning and allocation. He also held various other positions at Oshman's Sporting Goods, Inc., where he was employed for 21 years.

      Paul C. Wagner has served as our Senior Vice President, Chief Information Officer since September 2001. He served as Chief Information Officer from January 2000 to September 2001. He served as Vice President of Information Systems at Finish Line, Inc. from August 1995 until January 2000. Mr. Wagner also served as the Director of Information Systems at Sunsations Sunglass Company, a division of Luxottica Group S.p.A., from May 1994 until August 1995.

      Edward J. Whitehead has served as Senior Vice President, Marketing since February 2002. From March 2001 until February 2002, Mr. Whitehead served as President of Eyestorm, Inc., a wholly-owned subsidiary of Eyestorm.com Ltd., a company that markets and distributes art media products. From January 2000 until March 2001, Mr. Whitehead served as Director of Marketing and Strategic Planning for Harrods Ltd. in London. From May 1998 until January 2000, Mr. Whitehead was Founder and

CEO of the Workshop, Inc., an agency specializing in marketing, advertising and strategic branding. Prior to this, Mr. Whitehead was Executive Vice President of Merchandising for Mossimo, Inc. from December 1995 until April 1998. From January 1991 until December 1995, Mr. Whitehead was Executive Vice President of Calvin Klein, Inc.

EXECUTIVE COMPENSATION

      The following table sets forth compensation earned by our Chief Executive Officer and the other four most highly compensated executive officers during the fiscal periods indicated. We refer to these individuals as our named executive officers.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Annual Compensation				Long-Term Compensation Awards		All Other Compensation
		Salary		Bonus		Restricted Stock Awards(1)	Securities Underlying Options(2)
Robert B. Mang Chief Executive Officer and Chairman of the Company	2001 2000	$ 500,000 155,769	(4)	$ 185,504 680,000	(5)		15,000 165,000	$ 10,861 1,186,664	(3) (6)
Joel L. Silverman (7) Former President and Chief Operating Officer	2001 2000 1999	$ 500,191 408,512 376,997		$ 185,504 1,063,449 318,870		$ 108,538	15,000 15,000 150,000	$ 54,492 218,032 118,177	(8)
C. David Zoba Executive Vice President, General Counsel and Secretary	2001	$ 257,692		$ 174,202	(9)		110,000	$ 124,863	(9)
Charles F. Nelson Senior Vice President Minister of Culture	2001 2000 1999	$ 248,461 243,750 233,269		$ 46,376 283,586 96,270		$ 36,158	5,000 4,500 35,000	$ 5,267 4,816 2,599	(10)
Edward S. Wozniak Senior Vice President Chief Financial Officer	2001	$ 205,769		$ 41,738			40,000	$ 61,598	(11)

(1)	Prior to our recapitalization in fiscal 1999, we were wholly-owned by The Limited, Inc., and certain employees received restricted awards of common stock of The Limited in fiscal 1999. Amounts in this column represent the dollar value of restricted stock awards of common stock of The Limited calculated by multiplying the closing price of The Limited's unrestricted stock on the date of grant by the number of shares awarded. There are no shares of restricted stock of Galyan's outstanding.
(2)	In addition to the number of options in our Company granted to our named executive officers, the following named executive officers were granted stock appreciation rights in MVP.com, a related party that has ceased operations: Mr. Mang (41,000 SARs granted in fiscal 2000), Mr. Silverman (41,000 SARs granted in fiscal 1999) and Mr. Nelson (7,000 SARs granted in fiscal 1999). Since MVP.com ceased operations and voluntarily made a general assignment for the benefit of creditors, these SARs have no value. In addition, Mr. Nelson was granted stock options to purchase 18,572 shares of the common stock of The Limited in fiscal 1999.
(3)	Represents $7,408 in relocation expenses and $3,453 in financial planning services.
(4)	Mr. Mang was hired as Chief Executive Officer and Chairman of our Company on September 29, 2000, effective October 1, 2000. His salary in fiscal 2000 was based on an annual salary of $450,000, with $155,769 representing the entire amount he received from our Company as salary for his partial year of employment in that year.
(5)	Represents a signing bonus of $500,000 and a bonus of $180,000 for fiscal 2000.
(6)	Represents $350,000 relating to the sale of 70,000 shares of our common stock at a price below fair value, $450,000 relating to the issuance of 90,000 options to purchase shares of our common stock with an exercise price below fair value, $295,000 of reimbursement by us for tax obligations relating to the sale of shares at a price below fair value, $72,500 in relocation expenses paid by us and $19,164 of reimbursement by us for tax obligations relating to the relocation expenses.

(7)	Mr. Silverman's employment terminated effective March 4, 2002. For a description of our severance agreement with him, see "Employment Agreements and Other Arrangements."
(8)	Represents $45,714 of contributions to a supplemental retirement plan, $4,865 in matching contributions under our 401(k) plan and $3,913 in financial planning services.
(9)	Bonus includes a $100,000 payment due under his employment agreement at the end of fiscal 2001. All Other Compensation represents $120,370 in relocation expenses, $2,762 in financial planning services and $1,731 in matching contributions under our 401(k) plan.
(10)	Represents our matching contribution under our 401(k) plan.
(11)	Represents $59,547 in relocation expenses and $2,051 in financial planning services.

Option Grants in Last Fiscal Year

      The following table sets forth options granted during fiscal 2001 to each of our named executive officers. Each grant was made under the 1999 stock option plan, and each vests in three equal installments beginning one year after the date of grant. The potential realizable value is calculated assuming that the fair value on the date of grant of our common stock appreciates at the indicated annual rate compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price. The assumed rates of appreciation are mandated by the rules of the SEC and do not represent our estimate of the future prices or market value of our common stock.

Option Grants in Last Fiscal Year

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price per Share	Fair Value on Date of Grant	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Price Appreciation for Option Term
						5%	10%
Robert B. Mang	15,000	4.4%	$19.00	$19.00	06/26/08	$ 116,024	$ 270,384
Joel L. Silverman	15,000	4.4%	19.00	19.00	06/26/08	116,024	270,384
C. David Zoba	110,000	32.0%	19.00	19.00	05/29/08	850,840	1,982,819
Charles F. Nelson	5,000	1.5%	19.00	19.00	06/26/08	38,675	90,128
Edward S. Wozniak	17,500	5.1%	17.50	17.50	02/14/08	124,675	290,545
	17,500	5.1%	20.00	17.50	02/14/08	80,925	246,795
	5,000	1.5%	19.00	19.00	06/26/08	38,675	90,128

Aggregated Option Exercises in Fiscal 2001 and Fiscal Year-End Option Values

      None of our named executive officers exercised any stock options in fiscal 2001. The following table provides summary information concerning the year-end values of unexercised options held by the named executive officers.

Aggregate Year-End Option Table

Name	Number of Securities Underlying Unexercised Options at February 2, 2002		Value of Unexercised In-the-Money Options at February 2, 2002(1)
	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert B. Mang	55,000	125,000	$102,000	$204,000
Joel L. Silverman(2)	105,000	75,000	187,000	119,000
C. David Zoba	—	110,000	—	—
Charles F. Nelson	19,001	19,666	24,936	30,032
Edward S. Wozniak	—	40,000	—	—

(1)	Value is calculated on the basis of the number of shares subject to each option, multiplied by the excess of the fair market value of a share of common stock at fiscal year end ($13.40) over the exercise price of such option.
(2)	All of Mr. Silverman's options became exercisable upon execution of the agreement we entered into with him in connection with the termination of his employment.

EMPLOYMENT AGREEMENTS AND OTHER ARRANGEMENTS

      Employment Agreement with Robert B. Mang

      In September 2000, we entered into an employment agreement with Mr. Mang, our Chief Executive Officer and Chairman of the Company, for an initial term of three years with automatic one year renewals thereafter unless either party notifies the other to the contrary at least 90 days prior to the end of the initial term or a renewal period, as applicable. Mr. Mang's annual base salary was $500,000 for fiscal 2001, and will be $550,000 for fiscal 2002 and at least $600,000 for fiscal 2003. Under the agreement, Mr. Mang is eligible to receive a target bonus equal to 60% of his base salary if we achieve certain financial objectives, and he has the ability to earn up to 200% of his target bonus if we exceed our targeted financial objectives by an amount determined by our Board of Directors. With respect to fiscal 2002, if the financial objectives are met, the Compensation Committee currently intends to award Mr. Mang a target bonus of 70%, rather than the 60% he is eligible to receive under the agreement. In March 2002, Mr. Mang received a bonus of $185,504 for fiscal 2001.

      Under the agreement, Mr. Mang exercised a right to purchase 70,000 shares of our common stock at $10.00 per share with $300,000 of financing provided by us, all of which he repaid in fiscal 2000. The fair value of our common stock at the time Mr. Mang purchased these shares and we granted him these options was $15.00 per share. We have paid Mr. Mang $295,000 to pay the taxes owed by him as a result of our issuance to him of shares below their fair value. Upon beginning employment with us, Mr. Mang also received 90,000 options to purchase our common stock at a $10.00 exercise price and 75,000 options to purchase our common stock at a $20.00 exercise price. In addition, under the employment agreement, we agreed to grant Mr. Mang stock appreciation rights for 41,000 units with respect to the common stock of MVP.com., Inc., a former affiliated party. Since MVP.com ceased operations in January 2001, these SARs have no value.

      If Mr. Mang's employment is terminated by us without cause or by Mr. Mang for good reason, he will be entitled to receive all earned but unpaid salary and benefits as of the date of termination and his target bonus for the fiscal year in which his employment is terminated. In addition, he will receive severance pay constituting the continuation of his then current base salary and health coverage and a payment equal to what he would have received under our retirement plans for the longer of one year from the date of termination or three years from the date of his employment agreement.

      Mr. Mang has also agreed to be bound by noncompetition and nonhire provisions beginning on the date of his employment agreement and terminating on the later of the second anniversary of termination or September 29, 2003.

      Employment Agreement with C. David Zoba

      In May 2001, we entered into an employment agreement with Mr. Zoba, our executive vice president, general counsel and secretary, for an initial term of three years with automatic one year renewals thereafter unless either party notifies the other to the contrary at least 90 days prior to the end of the initial term or a renewal period, as applicable. Mr. Zoba's annual base salary was $300,000 for fiscal 2001 and will be $325,000 for fiscal 2002 and $350,000 for fiscal 2003. Mr. Zoba will receive a bonus of $100,000 per year if he remains employed by us on the last day of each fiscal year. In addition, under the agreement, Mr. Zoba is entitled to receive a target bonus equal to 40% of his base salary if we achieve our targeted financial objectives and has the ability to earn up to 200% of his target bonus if we exceed our targeted financial objectives by an amount determined by our Board of Directors. In March 2002, Mr. Zoba received a bonus of $174,202 for fiscal 2001, which includes the $100,000 he received for remaining employed at the end of the fiscal year.

      Under the agreement, Mr. Zoba exercised his right to purchase 30,000 shares of common stock at $19.00 per share for an aggregate purchase price of $570,000. In connection with his exercise, we loaned him $285,000 to finance the purchase of a portion of those shares and Mr. Zoba paid the remaining $285,000 in cash. Mr. Zoba issued to us a full recourse promissory note for the amount borrowed, which note bears simple interest at 7.5% per year and is secured by his shares of common stock. Mr. Zoba also received 110,000 options to purchase our common stock at an exercise price of $19.00 per share.

      If Mr. Zoba's employment is terminated by us without cause or by Mr. Zoba for good reason, he will be entitled to receive all earned but unpaid salary and benefits as of the date of termination and his target bonus for the fiscal year in which his employment is terminated. In addition, he will receive severance pay constituting the continuation of his then current base salary and health coverage and a payment equal to what he would have received under our retirement plans for the longer of two years from the date of termination of his employment or May 29, 2004.

      Mr. Zoba has also agreed in the contract to be bound by noncompetition and nonhire provisions beginning on the date of his employment agreement and terminating on the later of the second anniversary of his termination or the third anniversary of the date of his employment agreement.

      Agreement with Joel L. Silverman, our Former President and Chief Operating Officer

      We entered into an agreement with Joel L. Silverman formalizing his separation arrangements with us. Under the agreement, Mr. Silverman resigned from his position as an officer and director of Galyan's effective March 4, 2002. Under the terms of our separation agreement with him, Mr. Silverman will receive his normal base salary at the rate of $550,000 per year (payable under our normal payroll arrangements) through October 1, 2003, a bonus with respect to fiscal 2002 of $330,000, payable at the time we pay annual bonuses for that year, and a payment representing the value of all vested and unvested retirement benefits which would have been vested as of October 1, 2003, which was approximately $370,000. In addition, all unvested options granted to Mr. Silverman vested immediately upon execution of the agreement, and those and all other outstanding options were made exercisable for a two-year period. We have also agreed to allow Mr. Silverman, partially at his expense, to continue his group health insurance coverage through October 1, 2003. Under the agreement, Mr. Silverman waived all other consideration to which he may have been entitled and released us from any and all claims related to his employment. He also agreed not to compete with us or directly or indirectly or to solicit any of our employees for a two-year period.

      Consulting Agreements.

      See "Compensation Committee Interlocks and Insider Participation" below for a description of certain oral consulting agreements that we have with Mr. Matthews and with Mr. Starrett.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

This section of the proxy statement will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this information by reference, and will not otherwise be deemed "filed" under either such Acts.

      Galyan's Compensation Committee of the Board of Directors (the "Committee") is responsible for developing and administering the policies and practices associated with the total compensation for executives, subject to the approval of the Board as deemed necessary or appropriate, and making recommendations to the Board on all elements of compensation of our executive officers. The Committee also has the authority to administer and make award grants under the 1999 Stock Option Plan.

Executive Compensation Philosophy

      It is the philosophy of the Committee that executive compensation be directly linked to Galyan's performance and appreciation in shareholder value. The guiding principles behind total compensation for executive officers are as follows:

•	Provide a competitive total compensation package that enables us to attract, retain and motivate executive talent to achieve our goals and objectives.
•	Provide variable compensation opportunities on an annual basis that are directly linked to Galyan's performance goals.

•	Provide long-term equity participation that aligns executive compensation with appreciated shareholder value.
•	Recognize and reward individual performance

Base Salary

      The Committee strives to set base salaries at levels competitive with those paid by other retailers. Specifically, the Committee aims to set base salaries at approximately the 50th percentile of base salaries for comparable positions at comparable retail companies, using independent survey data of other representative retailers, adjusted for company size. Base salaries of executive officers are subject to annual review and adjustment based upon the Committee's subjective assessment of individual performance, satisfaction of Galyan's performance objectives, competitive issues and internal equity.

Short-Term Incentive Compensation

      Each year, the Committee establishes an annual incentive compensation program that provides for cash awards based upon the achievement of specific performance objectives established by the Committee based on operating income, earnings per share or a similar financial performance metric. If Galyan's achieves the Committee's financial performance objective, each executive officer will earn a "target" bonus established by the Committee with respect to the officer. The target bonuses are generally designed to establish total cash compensation (base salary plus cash award bonus) at approximately the 75th percentile of comparable retailers. The Committee sets a minimum financial performance standard below which no executive officer will be entitled to any of his or her "target" bonus, and also establishes whether and the extent to which partial bonuses will be paid for performance below the goals, as well as the extent to which bonuses greater than the applicable "target" will be paid for performance that exceeds goals. For fiscal 2001, Galyan's financial performance objectives were based on various specific operating income goals.

Long-Term Incentive Compensation

      The Committee intends to make annual grants of stock options under the 1999 Stock Option Plan to provide long-term equity participation that aligns management's interests with the interests of Galyan's shareholders. The Committee believes that option grants promote the continuity of management and focus performance on long-term strategic and financial goals and objectives, including improvement in shareholder value. In determining the number of options to grant to an executive officer, the Committee takes into consideration the position of the individual, the Committee's subjective assessment of his or her performance, the individual's previous and anticipated contribution to the success of Galyan's, and grant history, with no one factor being accorded any special weight. Each grant typically allows the individual to acquire shares of our common stock at a price that is not less than the fair market value of the shares at the close of business on the grant date. The options typically vest in equal annual installments over a three-year period and have a maximum term of seven years.

Compensation for the Chief Executive Officer

      Base Salary

      Robert B. Mang was appointed Chairman of the Company and Chief Executive Officer effective October 1, 2000. Pursuant to the terms of his employment agreement, Mr. Mang received a base salary of $500,000 in fiscal 2001 and will receive a base salary of $550,000 in fiscal 2002.

      Short-Term Incentive Compensation

      For fiscal 2001, Mr. Mang received an incentive cash award of $185,504 under the annual incentive compensation program established by the Committee. The award was based upon achievement of the financial performance goals established by the Committee for fiscal 2001 and was paid in the current fiscal year. Mr. Mang's "target" bonus for purposes of the annual incentive compensation plan for fiscal 2001 was 60% of his base salary, and his bonus for fiscal 2001 reflects partial payment of the "target" bonus.

      Long-Term Incentive Compensation

      For fiscal 2001, Mr. Mang received a stock option grant covering 15,000 shares of Galyan's common stock as part of Galyan's program of annual option grants. The stock option has a three-year vesting period, a maximum term of seven years, and the exercise price was set at the fair market value of the underlying stock on the date of grant. The number of shares subject to such option grant to Mr. Mang was determined after taking into consideration his position, the Committee's subjective assessment of his performance and his previous and anticipated contribution to the success of Galyan's, with no one factor being accorded any special weight.

Tax Treatment

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation in excess of $1,000,000 paid for any fiscal year to the corporation's chief executive officer or to any of the four other most highly compensated executive officers as of the end of the fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Committee currently intends to structure stock option grants as qualifying performance-based compensation for this purpose. Current base salary and anticipated bonus levels are not expected to exceed or materially exceed the Section 162(m) limit.

      The Board of Directors and Committee endeavor to maximize the deductibility of compensation under Section 162(m) of the Internal Revenue Code to the extent practicable while maintaining competitive compensation. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Committee's efforts, that compensation intended by the Committee to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

Submitted by the Compensation Committee

Norman S. Matthews, Chair Frank J. Belatti Timothy J. Faber John M. Roth Peter Starrett

PERFORMANCE MEASUREMENT COMPARSION

      The following graph compares the cumulative total shareholder return on a $100 investment in our common stock with the cumulative total return of a $100 investment in (a) the Russell 2000 Index and (b) S&P 500 Specialty Retail Index (a published industry index). The graph is intended to provide a relevant comparison of total returns for the period from June 27, 2001 (the day our common stock commenced trading) through April 9, 2002. Because our stock began trading on June 27, 2001, the information in the graph is provided at fiscal quarter-end intervals and at April 9, 2002, the record date for our annual meeting. The total return on the common stock is measured by dividing the difference between the common stock price at the end and the beginning of the measurement period by the common stock price at the beginning of the measurement period. The graph for our Company and each of the indices also assumes the reinvestment of dividends. Note: We caution that past stock price performance shown for our common stock is not necessarily indicative of future price performance.

This performance graph will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this information by reference, and shall not be deemed "soliciting material" or otherwise deemed "filed" under either such Acts.

Comparison of Galyan's Trading Company, Inc. Cumulative
Total Returns to S&P 500 Specialty Retail Index and Russell 2000 Index

Company/Index	6/27/01	8/4/01	11/3/01	2/2/02	4/9/02
Galyans Trading Company, Inc.	100	59.60	53.74	65.46	92.82
S&P 500 Specialty Retail Index	100	104.17	87.77	107.31	108.81
Russell 2000 Index	100	98.41	87.80	97.64	102.57

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Our Compensation Committee consists of Frank J. Belatti, Timothy J. Faber, Norman S. Matthews, John M. Roth and Peter Starrett. Mr. Faber is Vice President and Corporate Controller of The Limited, Inc. Messrs. Matthews and Starrett provide consulting services to Galyan's. Mr. Roth is Vice President and Managing Member of FS Capital Partners LLC, which is the general partner of FS Equity Partners IV, L.P. Certain transactions and relationships between us and The Limited, Messrs. Matthews and Starrett and Freeman Spogli or their respective affiliates are described below.

      Transactions with Freeman Spogli and The Limited

      After the closing of our initial public offering in July 2001, we repaid all outstanding principal and accrued interest on subordinated and junior subordinated notes issued in connection with our 1999 recapitalization. In the 1999 recapitalization, we issued $25.0 million of 12% subordinated notes due August 31, 2009 and $25.0 million of 13.5% junior subordinated notes due August 31, 2009, of which $15.0 million of the subordinated notes and $15.0 million of the junior subordinated notes were issued to Freeman Spogli and $10.0 million of the subordinated notes and $10.0 million of the junior subordinated notes were issued to The Limited. On July 2, 2001, we paid Freeman Spogli a total of approximately $37.7 million and The Limited a total of approximately $25.1 million to repay all outstanding notes (together with all accrued interest).

      In connection with the 1999 recapitalization, we declared a dividend in the form of a warrant to The Limited to purchase 1,350,000 shares of our stock with an initial exercise price on September 1, 1999 of $10.00 per share. Under the terms of the warrant, on the first day of each month from and including October 1999 to and including September 2000, the exercise price increases by an amount equal to 3 1/3 % of the initial exercise price. On the first day of each month thereafter, the exercise price increases by an amount equal to 3 1/3 % of the exercise price in effect on the preceding September 1. This results in an increase of the exercise price at a rate of 40.0% per year. The warrant became exercisable upon the completion of our initial public offering and will expire in August 2009.

      In connection with the issuance of our subordinated and junior subordinated notes in the 1999 recapitalizations, we granted warrants to purchase 720,000 shares of our stock, with an exercise price of $0.01 per share, to holders of the notes, of which 432,000 warrants were issued to Freeman Spogli and 288,000 warrants were issued to The Limited. In August 2001, The Limited exercised its warrants for 288,000 shares by paying us $2,880. In September 2001, Freeman Spogli exercised its warrants for 432,000 shares by paying us $4,320.

      We are also party to a stockholders agreement with FS Equity Partners IV, L.P., The Limited, Inc., G Trademark, Inc. and Benchmark Capital Partners IV, L.P. See "Information Regarding Certain Directorships and Voting Arrangements" above for a description of the stockholders agreement.

      We entered into a services agreement dated August 31, 1999 with The Limited to provide us with real estate and store planning advisory services, importing services and benefits services at rates specified in the agreement. The agreement terminated during fiscal 2001, ninety days after our initial public offering. During fiscal 2001, prior to the termination of the agreement, The Limited did not contribute any services other than store planning services with a value of approximately $541,000. Under the agreement, The Limited agreed to contribute up to the first $1.0 million of such services each year at no cost to us. Because the services provided to us in fiscal 2001 had a value less than $1.0 million, no cash payment was made.

      From August 1999 until May 2001, Freeman Spogli provided a guaranty under a Fund Guarantee Agreement with The Chase Manhattan Bank, which permitted us under limited circumstances to borrow up to $15.0 million in excess of the borrowing base of our revolving credit facility. Freeman Spogli's obligations under the guarantee were limited to $15.0 million, and Freeman Spogli was able to terminate the guarantee at any time by notifying Chase Manhattan in writing and by making a payment to Chase Manhattan in an amount equal to the excess of the then current outstanding loans over the then current borrowing base. The Fund Guarantee Agreement was terminated in May 2001 in connection with our entering into a new revolving credit facility.

      The Limited is a guarantor of our obligations under our real property leases for eight of our stores: (1) Woodbury, Minnesota store, (2) Minnetonka, Minnesota store, (3) Dublin, Ohio store, (4) Schaumburg, Illinois store, (5) Buford, Georgia store, (6) Atlanta, Georgia store, (7) Castleton, Indiana store, and (8) Gaithersburg, Maryland store. We have agreed to reimburse The Limited for any amounts that they may be required to pay under these guarantees. To date, they have made no payments.

      In fiscal 2001, we agreed to pay The Limited $150,000 for recruiting costs associated with its search for a replacement for C. David Zoba, whom we hired from The Limited as our executive vice president, general counsel and secretary.

      Certain Agreements and Arrangements with Directors

      Mr. Starrett, who is a consultant to Freeman Spogli & Co. LLC, and Mr. Matthews have verbal consulting agreements with us, under which we pay them $50,000 and $100,000 per year, respectively, for their consulting services. Either party can terminate these agreements at any time. In addition to the above amounts, in fiscal 2001, we paid Messrs. Matthews and Starrett $16,667 and $8,333, respectively, for consulting services performed in September and October 1999.

      In August 2000, we sold 10,000 shares of our common stock to Mr. Matthews for an aggregate purchase price of $100,000, $75,000 of which we loaned to him to finance the purchase. The fair value of our common stock at the time of this sale as determined by our Board of Directors was $15.00 per share. We have agreed to pay Mr. Matthews, and have accrued expenses of $42,000 to pay the taxes owed by him as a result of our issuance to him of shares below their fair value. With respect to the loan of $75,000, Mr. Matthews issued to us a full recourse promissory note for the amount borrowed. The note bears simple interest at 7.5% per annum and is secured by the additional shares of common stock. Accrued interest is payable in arrears on March 31 of each year commencing March 31, 2001 and the principal balance of, and all accrued and unpaid interest on, the note is due and payable on August 15, 2005. As of March 31, 2002, the outstanding principal balance plus accrued interest due from Mr. Matthews was $76,400.

      None of our executive officers serves on the Compensation Committee or Board of Directors of any other company on which any of the members of our Compensation Committee or any of our directors is an executive officer.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      Our Audit Committee is comprised of Byron E. Allumbaugh, George R. Mrkonic, Jr. and Stephanie M. Shern (Chair). Each of the members of the Audit Committee is independent as defined under the listing standards of the Nasdaq National Market, and the committee operates under a written charter adopted by our Board on April 15, 2002 and attached to this proxy statement as Appendix A. The Audit Committee recommends and our Board appoints our independent accountants.

      Galyan's management is responsible for preparing our financial statements, internal controls and financing reporting process. Galyan's independent accountants, Deloitte & Touche LLP, are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and on the representations of the independent accountants included in their report on Galyan's consolidated financial statements. Furthermore, the Audit Committee's considerations and discussions with management and the independent accountants do not assure that Galyan's consolidated financial statements are presented in accordance with generally accepted accounting principles, that the audit of Galyan's consolidated financial statements has been carried out in accordance with generally accepted auditing standards, or that the independent accountants are in fact "independent."

      The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee discussed with the independent accountants matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 89 (Audit Adjustments) and Statement on Auditing Standards No. 90 (Audit Committee Communications). Our independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

      Based on the reviews and discussions mentioned above and the report of the independent accountants to the Audit Committee, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee, exercising its business judgment, recommended to our Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended February 2, 2002, filed with the Securities and Exchange Commission.

Submitted by the Audit Committee

Stephanie M. Shern, Chair Byron E. Allumbaugh George R. Mrkonic, Jr.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Freeman Spogli, The Limited and Certain Directors

      See "Compensation Committee Interlocks and Insider Participation" and "Information Regarding Certain Directorships and Voting Arrangements" above for descriptions of certain transactions and relationships between us and Freeman Spogli and The Limited or one or more of their respective affiliates, and certain members of our Board of Directors.

Stock Sales to Executive Officers and Directors Prior to Our Initial Public Offering

      In October 1999, several executive officers purchased shares of our common stock. Specifically, Dennis J. Feldmann, Joan M. Hurley, Charles F. Nelson, David M. Pritchett, Lindsay J. Rice and Joel L. Silverman purchased 10,000, 15,000, 25,000, 11,000, 10,000 and 70,000 shares of common stock for a purchase price of $100,000, $150,000, $250,000, $110,000, $100,000 and $700,000, and we lent them $40,000, $50,000, $50,000, $50,000, $50,000 and $200,000 to finance the purchase of a portion of these shares. Each person issued to us a full recourse promissory note for the amount borrowed. Each note bears simple interest at 7.5% per annum and accrued interest is payable in arrears on March 31 of each year commencing on March 31, 2000. The principal balance of, and all accrued and unpaid interest on, each note is due and payable on October 15, 2004. The notes are secured by shares of common stock owned by these individuals. As of March 31, 2002, after reflecting payments for accrued interest for the period ending February 2, 2002, the outstanding principal balance plus accrued interest due from Feldmann, Hurley, Nelson, Pritchett and Rice was approximately $40,700, $50,900, $50,900, $50,900 and $50,900. Mr. Silverman repaid his note (together with all accrued interest) in full in August 2001.

      In March 2000, prior to his becoming an executive officer, Paul C. Wagner purchased 5,000 shares of our common stock at $10.00 per share for a purchase price of $50,000. We loaned $20,000 to Mr. Wagner to finance a portion of those shares. Mr. Wagner issued to us a promissory note bearing interest at 7.5% per annum for the amount borrowed and he repaid the borrowed amount (together with all accrued interest) in full in December 2001.

      In October 2000, Robert B. Mang purchased 70,000 shares of common stock at $10.00 per share for a purchase price of $700,000. We loaned $300,000 to Mr. Mang to finance the purchase of a portion of those shares. Mr. Mang issued to us a full recourse promissory note for the amount borrowed. The note bears simple interest at 7.5% per annum and is secured by his shares of common stock. In December 2000, Mr. Mang repaid the borrowed amount (together with all accrued interest) in full.

      In February 2001, Edward S. Wozniak purchased 10,000 shares of common stock at $17.50 per share, which represented the fair value of the shares at that time, for a purchase price of $175,000 in cash.

      In May 2001, C. David Zoba purchased 30,000 shares of common stock at $19.00 per share, which represented the fair value of the shares at that time, for a purchase price of $570,000. We loaned $285,000 to Mr. Zoba to finance the purchase of a portion of those shares. Mr. Zoba issued to us a full recourse promissory note for the amount borrowed. The note bears simple interest at 7.5% per year and is secured by his shares of common stock. Accrued interest is payable in arrears on March 31 of each year commencing March 31, 2002. The principal balance of, and all accrued and unpaid interest on, the note is due and payable on May 29, 2006. The note is secured by the shares of common stock. As of March 31, 2002, after reflecting payments for accrued interest for the period ended February 2, 2002, the outstanding principal balance plus accrued interest due was $290,300.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and NASDAQ. These persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms that we received, or written representations from certain reporting persons, other than a late Form 3 filing by each of Messrs. Allumbaugh and Wagner, and a late Form 4 filing by each of Messrs. Halloran, Roth, Spogli, Wozniak and Zoba, we believe that during fiscal 2001, our officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

PROPOSAL NO. 2:
APPROVAL AND ADOPTION OF THE GALYAN'S TRADING COMPANY, INC.
EMPLOYEE STOCK PURCHASE PLAN

      On February 26, 2002, upon the recommendation of the Compensation Committee, the Board of Directors approved and adopted the Galyan's Trading Company, Inc. Employee Stock Purchase Plan (the "ESPP"), subject to approval by shareholders within 12 months of Board approval. If approved by the shareholders, the ESPP will authorize the issuance and purchase by employees of up to 1,500,000 shares of Galyan's common stock, no par value, and the ESPP will become effective July 1, 2002. At the annual meeting, you are being asked to approve the ESPP and the Board's reservation of shares under the ESPP.

      The Board of Directors recommends a vote FOR the approval of the Galyan's Trading Company, Inc. Employee Stock Purchase Plan and the reservation of shares for issuance under the ESPP.

      Vote Required

      Approval of the ESPP requires that the votes cast for approval of the ESPP exceed those cast against approval of the ESPP. Only votes cast for or against approval of the ESPP will be counted. Abstentions and broker non-votes will not change the number of votes cast for or against the proposal.

      Summary of the ESPP

      General.    The purpose of the ESPP is to provide employees of Galyan's, and subsidiaries owned at least 80% by Galyan's, with an opportunity to purchase shares of Galyan's common stock and, therefore, to have an additional incentive to enhance the value of the Company. The ESPP will further align the interests of employees with those of shareholders through increased stock ownership.

      Administration.    The ESPP will be administered by the Board of Directors or a designee to which the Board may delegate the administrative responsibility. The Board may establish administrative rules and regulations for the ESPP, interpret the ESPP and the rules and regulations, supervise its administration and make determinations about ESPP entitlements. The decisions by the Board (or its designee) are final and binding upon all participants of the Plan. The ESPP will not limit the authority of the Board or any designee thereof to grant awards or authorize any other compensation, with or without reference to Galyan's common stock, under any other plan or authority.

      Eligibility.    Any employee of Galyan's or any subsidiary owned at least 80% by Galyan's who has been employed for at least one year and whose customary employment is at least 20 hours per week and at least five months in a calendar year on the day before a Purchase Period (defined below) is eligible to participate in the ESPP during the Purchase Period, beginning on the first date of that Purchase Period, subject to administrative rules established by the Board. However, an employee is not eligible to participate in the ESPP to the extent that, immediately after the purchase, the employee would have owned 5% of either the voting power or the value of all classes of Galyan's stock. Additionally, an employee may not purchase Galyan's common stock in any calendar year pursuant to the ESPP having a fair market value greater than $25,000. Eligible employees become participants in the ESPP by filing with Galyan's, on a date set by the administrator prior to the applicable Purchase Date, an enrollment form authorizing payroll deductions. As of February 2, 2002, approximately 1,551 Galyan's employees, including ten executive officers, would be eligible to participate in the ESPP.

      Participation in an Offering.    The ESPP will be implemented by purchase periods lasting six months, one beginning January 1 and ending June 30, and one beginning July 1 and ending December 31 (a "Purchase Period"). Common stock will be purchased under the ESPP on the last day of each Purchase Period, unless the participant withdraws or terminates employment earlier. Galyan's anticipates that employees will begin to enroll in the ESPP effective July 1, 2002. No shares shall be issued under the ESPP after June 30, 2012. To participate in the ESPP, each eligible employee must authorize payroll deductions by completing a payroll deduction form. The payroll deductions may not exceed, for a Purchase Period, 15% of a participant's eligible after-tax pay and is also subject to the limitations discussed above. A participant may increase or decrease his or her rate of contribution through payroll deductions in accordance with the procedures established by the Board, but at no time may the rate of contribution exceed 15%. A participant may discontinue participation in the ESPP in accordance with the procedures established by the Board.

      Purchase Price, Shares Purchased.    Employees who choose to participate in the ESPP will purchase shares of Galyan's common stock at a discount. The purchase price of the shares of Galyan's will be the lesser of 85% of the fair market value of the common stock on (i) the closing of the first trading day of the applicable Purchase Period or (ii) the closing of the last trading day of the Purchase Period. On April 9, 2002, the closing price of a share of Galyan's common stock was $19.00. At the end of a Purchase Period, the cash in a participant's account with the accumulated payroll deductions will be used to purchase the number of shares of Galyan's common stock that the participant's accumulated payroll deductions will buy at the purchase price. The number of shares of Galyan's common stock a participant purchases in each Purchase Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Purchase Period by the purchase price.

      Termination of Employment.    A participant's termination of employment for any reason, other than death, immediately cancels his or her participation in the ESPP. In such event, the payroll deductions credited to the participant's account will be returned without interest to him or her. If a participant's employment terminates due to death, the payroll deductions and all shares in the participant's account shall be distributed to his or her beneficiary.

      Adjustments Upon Changes in Capitalization, Merger or Sale of Assets.    In the event that Galyan's common stock is changed by reason of any stock split, stock dividend, recapitalization or other similar changes in Galyan's capital structure, appropriate proportional adjustments may be made in the number of shares of stock subject to the ESPP, the number of shares of stock to be purchased in a Purchase Period and the price per share of common stock with respect to a Purchase Period. Any such adjustment will be made by the Board, whose determination shall be conclusive and binding. In the event of a proposed sale of all or substantially all of the assets of Galyan's or the merger or consolidation of Galyan's with another company, purchase date will be accelerated to the last business day prior to the transaction's closing unless the Board takes other action such as a determination that amounts in participant accounts will be assumed by, or an equivalent purchase plan be substituted by, the successor company or its affiliates, or that all accumulated payroll deductions will be refunded.

      Transferability.    Interests under the ESPP cannot be assigned or transferred. The shares of Galyan's common stock acquired under the ESPP will be freely transferable, except as otherwise determined by the Board.

      Amendment and Termination of the Plan.    Subject to certain limitations, the Board may terminate, amend or suspend the ESPP at any time, except that it may not increase the number of shares subject to the ESPP other than as described in the ESPP.

      Withdrawal.    Generally a participant may withdraw from the ESPP during a Purchase Period subject to any requirements established by the Board. The Board may establish rules limiting the frequency with which participants may withdraw and re-enroll in the plan and may establish a waiting period for participants wishing to re-enroll.

      New Plan Benefits.    Because benefits under the ESPP will depend on employees' elections to participate and the fair market value of Galyan's common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the ESPP is approved by the shareholders. Non-employee directors are not eligible to participate in the ESPP.

        Federal Income Tax Consequences

      If Galyan's shareholders approve this proposal, the ESPP, and the right of participants to make purchases there under, should qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, participant contributions to the ESPP are made on an after-tax basis (that is, the contributions are deducted from compensation that is taxable to the Participant and for which the Company or a subsidiary is generally entitled to a tax deduction) and no additional income will be taxable to a participant with respect to share purchases under the ESPP until the shares are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of at a gain more than two years after the beginning of the Purchase Period in which the shares were purchased and more than one year from the date of transfer of the shares to the participant, then the participant generally will recognize ordinary income measured as the lesser of (i) the amount by which the fair market value of the shares on the first day of the Purchase Period exceeded the purchase price of the shares, or (ii) the amount by which the fair market value of the shares at the time of their sale exceeded the purchase price of the shares. Any additional gain should be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

      Except to the extent ordinary income is recognized by participants upon a sale or disposition of shares described above, Galyan's is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant with respect to the ESPP or shares acquired under the ESPP.

      The foregoing is only a summary of the effect of federal income taxation upon the participant and Galyan's with respect to the shares purchased under the ESPP. It does not purport to be complete, and does not discuss the tax consequences arising in the context of a participant's death or the income tax laws of any municipality, state or foreign country in which the participant's income or gain may be taxable.

        Incorporation by Reference

      The above description is only a summary of the ESPP and is qualified in its entirety by reference to its full text, a copy of which is included in this Proxy Statement as Appendix B.

PROPOSAL NO. 3:
APPROVAL OF AMENDMENTS TO THE
GALYAN'S TRADING COMPANY, INC. 1999 STOCK OPTION PLAN, AS AMENDED,
TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE

      On October 15, 1999, the Board of Directors adopted the Galyan's Trading Company, Inc. 1999 Stock Option Plan (the "1999 Stock Plan"). In May 2001, the shareholders approved amendments to the 1999 Stock Plan effective upon closing of our initial public offering in early July 2001. On February 26, 2002, upon the recommendation of the Compensation Committee, our Board of Directors approved amendments to the 1999 Stock Plan, described below, subject to shareholder approval.

      The full text of the 1999 Stock Plan, with the proposed amendments, is attached to this Proxy Statement as Appendix C. The principal features of the 1999 Stock Plan, including an explanation of material changes contemplated by the proposed amendments, are described below, but such description is qualified in its entirety by reference to the text of Appendix C. Except as otherwise described below in the explanation of the proposed amendments, all other existing provisions of the 1999 Stock Plan are not materially changed.

      The Board of Directors recommends a vote FOR the approval of the amendments to the Galyan's Trading Company, Inc. 1999 Stock Option Plan and the reservation of additional shares for issuance under the plan.

        Vote Required

      Approval of the amendments to the 1999 Stock Plan requires that the votes cast for approval of the amendments exceed those cast against approval of the amendments. Only votes cast for or against approval of the amendments will be counted. Abstentions and broker non-votes will not change the number of votes cast for or against the proposal.

        Proposed Plan Amendments; Increase in Authorized Shares

      As of April 9, 2002, 419,832 shares of common stock remained available for additional option grants under the 1999 Stock Plan. The Board of Directors amended the 1999 Stock Plan, subject to shareholder approval, to increase the number of shares available for issuance under the 1999 Stock Plan. Because of historic grant patterns and expansion of the company, the Board of Directors believes the number of shares presently available for grant and those which may become available in the future will not give the company sufficient flexibility to structure future incentives. Therefore, if shareholders approve the proposed amendments, on the date of the Annual Meeting of Shareholders in 2002 and the first and second anniversaries thereof, an additional number of shares would become available for award grant purposes under the 1999 Stock Plan. The number of additional shares that would become available on any such date would equal 3.0% of the total issued and outstanding shares of Galyan's common stock as of the end of the preceding fiscal year. To the extent that the actual number of shares granted is less than the maximum allowed, the excess number of shares may be utilized in subsequent periods. In addition, the amendment provides that the maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan will not exceed 1,000,000 and the amendment further provides that any shares delivered pursuant to the plan that are repurchased by Galyan's will also be available for award grant purposes under the plan in addition to the shares otherwise available.

        Summary of the 1999 Stock Plan

      General.    The purpose of the 1999 Stock Plan is to further the growth, development and financial success of Galyan's by providing additional incentives to certain eligible employees, directors, officers or consultants and permitting those persons to benefit directly from the growth, development and financial success of the business. Subject to certain terms and conditions, the Board may grant either incentive stock options or nonqualified stock options under the 1999 Stock Plan.

      Administration.    The 1999 Stock Plan is administered by the Board. The Board may elect to delegate some or all of the administration to the Compensation Committee. The appropriate acting body is referred to as the "Administrator." The Administrator has authority to grant options (including specifying the terms of the options), determine eligibility, accelerate vesting or exercise periods, establish, amend and rescind rules and to make all other determinations deemed necessary or advisable for the administration of the 1999 Stock Plan. The ESPP will not limit the authority of the Board or the Compensation Committee to grant awards or authorize any other compensation, with or without reference to Galyan's common stock, under any other plan or authority.

      Eligibility.    Awards under the 1999 Stock Plan may be granted to any employee, director, officer or consultant of Galyan's or any of its subsidiaries as determined from time to time by the Administrator. As of February 2, 2002, approximately 1,551 Galyan's employees and consultants, including all ten executive officers, and all of Galyan's directors would be considered eligible to be granted awards under the 1999 Stock Plan.

      Shares Subject to the 1999 Stock Plan.     As amended by the Board, subject to shareholder approval, the aggregate number of shares for which options may be granted under the plan is 2,000,000, subject to an annual increase on May 29, 2002 and the next two anniversaries of that date of 3.0% of the total issued and outstanding common stock of Galyan's as of the end of the preceding fiscal year. Such amount is further subject to adjustments for reorganizations, recapitalizations, stock splits, etc. In addition, any shares subject to unvested options that expire or are terminated and any shares delivered under the 1999 Stock Plan that are reacquired by Galyan's shall again become available for grant. Prior to the amendment by the Board, the aggregate number of shares for which options could be granted under the plan was 2,000,000, subject to adjustments for reorganizations, recapitalizations, stock splits, etc.

      Term of Plan; Exercise Price.    Options may be granted under the 1999 Stock Plan until October 15, 2009. The exercise price shall be determined by the Administrator from time to time. Any grant of incentive stock options shall have an exercise price of not less than 100% of the fair market value and any grant of an incentive stock option to a 10% shareholder of Galyan's shall be not less than 110% of the fair market value. The exercise price of an option granted under the Plan may be paid in cash, by check or in such other form of lawful consideration as the Administrator may approve from time to time, including without limitation, by delivering previously-owned shares of Galyan's common stock.

      Vesting; Exercisability.    The Administrator has discretion to establish the vesting period, and may grant options that are fully vested and exercisable at grant. Subject to earlier termination, options shall expire not more than seven years after the date of grant, and incentive stock options shall expire not more than five years after the date of grant if the recipient is a 10% shareholder of Galyan's.

      Limitations on Grants and Terms of Incentive Stock Options.    The 1999 Stock Plan limits the aggregate fair market value of shares with respect to which incentive stock options are exercisable for the first time by any optionee in any calendar year under our plans to $100,000 per year. In addition, incentive stock options granted under the plan are subject to changes in their terms and conditions required for the options to qualify as "incentive stock options" under Section 422 the Internal Revenue Code.

      Termination of Employment.    The Administrator may establish the effect of termination of employment or service on the rights and benefits under each option, and may make distinctions based upon, among others, the cause of termination and type of option. Unless otherwise expressly provided by the Administrator, termination for any reasons shall not accelerate or otherwise increase the number of shares which may be purchased upon exercise of an option.

      Adjustments upon Changes in Capitalization, Merger or Sale of Assets.    Upon dissolution, liquidation or sale of all or substantially all our assets, or certain reorganizations or mergers in which Galyan's does not survive or shareholders of Galyan's have the opportunity to receive cash or securities for their shares of Galyan's, or any acquisition by a person or group owning more than fifty percent of our then outstanding shares, the 1999 Stock Plan and all options terminate, subject to any provisions made by the Administrator for the substitution, assumption, settlement or other continuation of the options. Upon other recapitalizations or reorganizations, such as reclassification, stock split, etc., the Administrator shall make appropriate adjustments, if any, to the number, kind or exercise price of options granted or available for grant.

      Transferability.    Options generally may not be assigned or transferred except by will or by the laws of descent and distribution.

      Amendment and Termination of the Plan.    The Administrator may amend or terminate the 1999 Stock Plan at any time, except that no amendments may materially adversely affect any option then outstanding without the consent of the optionee so materially affected. Shareholder approval for any amendment generally must be sought only to the extent required under applicable law or to the extent otherwise deemed advisable by the Board.

        New Plan Benefits

      Galyan's currently anticipates that it will, as a general matter, grant options on an annual basis. Galyan's currently expects that it will approve the 2002 option grants only after shareholder approval of the proposed 1999 Stock Plan amendments is obtained. However, future option grant recipients, and future option grant levels, have not been determined. Therefore, the number, amount and type of awards to be received by or allocated to eligible persons in the future under the 1999 Stock Plan cannot be determined at this time. Galyan's has not approved any awards under the 1999 Stock Plan that are conditioned upon shareholder approval of the proposed plan amendments. If the additional number of shares that will be available under the 1999 Stock Plan if this proposal is approved by shareholders had been available for award purposes in fiscal 2001, we expect that our award grants for fiscal 2001 would not have been substantially different than those actually made under the plan. For information regarding awards granted to executive officers of Galyan's in fiscal 2001, see the material under the heading "Executive Compensation" above. On April 9, 2002, the closing price of a share of Galyan's common stock was $19.00.

        Federal Income Tax Consequences

      The federal income tax consequences of an employee's participation in the plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to stock options granted under the plan as of the date hereof. The application of state and local income taxes and other federal taxes is not discussed. For individuals resident outside the United States, the tax consequences to the individual and to us are determined by the applicable tax laws of the foreign jurisdiction.

      With respect to nonqualified stock options, Galyan's is generally entitled to deduct, and the optionee recognizes taxable income in, an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, we generally are not entitled to a deduction nor does the participant recognize income at the time of exercise. If the vesting of an award is accelerated under the Plan in connection with a change in control (as this term is used under the Internal Revenue Code), we may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, if the compensation attributable to awards is not "performance-based" within the meaning of Section 162(m) of the Internal Revenue Code, we may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 in certain circumstances.

        Incorporation by Reference

      The above description is only a summary of the 1999 Stock Plan and is qualified in its entirety by reference to its full text, a copy of which is included in this Proxy Statement as Appendix C.

INDEPENDENT PUBLIC ACCOUNTANTS

      Our Board of Directors has appointed Deloitte & Touche LLP as our independent public accountants for fiscal year 2002. Deloitte & Touche LLP has served as our independent public accountants since 1999. Services provided to us by Deloitte & Touche LLP in fiscal 2001 included the audit of our consolidated financial statements for the year ended February 2, 2002, limited reviews of quarterly reports, services related to filings with the Securities and Exchange Commission, including those relating to our initial public offering, and consultations on various tax matters.

      We expect representatives of Deloitte & Touche LLP to be at the Annual Meeting and to be available to respond to appropriate questions from shareholders. We will give the Deloitte & Touche LLP representatives an opportunity to make a statement if they desire.

      The following table sets forth the fees billed to us by Deloitte and Touche LLP for the fiscal year ended February 2, 2002:

Audit Fees	$185,000
Financial Information Systems Design and Implementation Fees	$0
All Other Fees	$982,707

      The amounts shown above include out-of-pocket expenses incurred by Deloitte and Touche LLP in connection with the provision of such services. The amount shown for "Audit Fees" includes fees relating to the audit of our financial statements for the year ended February 2, 2002 and also includes fees relating to quarterly reviews of financial statements, including the Forms 10-Q for the three month periods ended August 4, 2001 and November 3, 2001. The amount shown for "All Other Fees" also includes fees relating to:

•	$842,094 for professional services rendered in connection with filings with the SEC related to our initial public offering; and
•	$140,613 for tax return compliance, advice and consultation.

      The Audit Committee determined that Deloitte and Touche LLP's provision of the services generating "All Other Fees" is compatible with maintaining Deloitte and Touche LLP's independence.

OTHER MATTERS

      The Board of Directors is not aware of any other matters to be presented at the annual meeting. If other matters properly come before the annual meeting, the proxies will be voted in accordance with the judgment of the persons voting.

BY ORDER OF THE BOARD OF DIRECTORS

C. David Zoba Executive Vice President, General Counsel and Secretary

Plainfield, Indiana
Dated: April 26, 2002

APPENDIX A

GALYAN'S TRADING COMPANY, INC.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

I.    PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors of Galyan's Trading Company, Inc. (the "Corporation") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary responsibilities are to:

1.	Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.
2.	Review and appraise the audit efforts of the Corporation's independent accountants.
3.	Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

      The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section V of this Charter.

II.    STATEMENT OF POLICY

      While the Audit Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Nor is the responsibility of the Audit Committee to ensure compliance with laws and regulations.

III.    COMPOSITION

      The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors and satisfy the independence and experience requirements under the listing standards of the Nasdaq National Market, and free from any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment from management and the Corporation. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

      The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full membership.

IV.    MEETINGS

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that

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the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements that are to be included in each Quarterly Report on Form 10-Q.

V.    RESPONSIBILITIES

      To fulfill its responsibilities the Audit Committee shall:

Documents/Reports Review

1.	Review and update this Charter periodically, at least annually, as conditions dictate.
2.	Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.
3.	Review with financial management and the independent accountants the Quarterly Reports on Form 10-Q and the Annual Reports on Form 10-K prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

1.	Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. The Audit Committee will be notified of all additional engagements with the Corporation's principal independent auditors for fees up to $100,000, and must approve all engagements over that said amount.
2.	Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.
3.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes

1.	In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.
2.	Consider the independent accountants' judgments about the quality of the Corporation's accounting principles as applied in its financial reporting.
3.	Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

Process Improvement

1.	Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.
2.	Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
3.	Review any significant disagreement among management and the independent accountants in connection with the preparation and audit of the financial statements.

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4.	Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

1.	Determine that management has established, reviewed and updated periodically a Code of Ethical Conduct.
2.	Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and review that management has the proper systems in place so that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.
3.	Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.
4.	Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.
5.	Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

Reporting Requirements

1.	Annually prepare a written report to shareholders to be included in the Corporation's proxy statement. This report is to include:
	a.	The Audit Committee reviewed and discussed the audited financial statements with management.
	b.	The Audit Committee discussed with the outside auditors the matters required by the Statement on Auditing Standards No. 61 as amended.
	c.	The Audit Committee received a written report from the outside auditors delineating all relationships between the outside auditors and the Corporation that may bear on the independence of such auditors and confirms their independence. The Audit Committee is to receive annually from the accountants the Independent Standards Board #1 letter.
	d.	The Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.
2.	The Audit Committee Charter must be issued as an appendix to the Corporation's proxy statement once every three years.
3.	Additionally, each year, (1) the Corporation's proxy statement must indicate, in writing, that the Board of Directors has adopted a written Audit Committee Charter, and (2) the Audit Committee Charter must be reviewed and updated, as necessary, and any proposed changes forwarded to the Board of Directors for approval.

VI.    AUTHORITY

1.	The Committee will perform such other functions as may be assigned by law, the Corporation's charter, or the Board of Directors.
2.	The Committee shall have the authority to inquire into any financial matters in addition to the above and to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. This includes the right to retain independent counsel, accountants, or others to assist in the investigation.

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APPENDIX B

GALYAN'S TRADING COMPANY, INC.
EMPLOYEE STOCK PURCHASE PLAN

SECTION 1

PURPOSE

1.1	This Plan has been established, effective July 1, 2002, to enable Employees to acquire shares of Company Stock at a discounted price, so as to encourage continued employee interest in the operation, growth, and development of the Company and to provide an additional investment opportunity to Employees. The Plan is intended to satisfy requirements of Code Section 423(b), and it shall be interpreted in accordance with that purpose.
1.2	The Board has reserved 1.5 million Shares for issuance pursuant to the Plan. The Board may reserve additional Shares in the future by Plan amendment, provided that the Company's shareholders approve the amendment within 12 months after the Board adopts it. Upon the occurrence of an event described in Section 5.4, the number of Shares reserved for issuance under the Plan that have not yet been issued shall be increased or decreased in the same manner as prescribed in that Section. Shares available for purchase under the Plan shall be the Company's authorized, but unissued, or reacquired Shares.
1.3	No Shares shall be issued pursuant to the Plan after June 30, 2012.

SECTION 2

DEFINITIONS AND INTERPRETATION

2.1	For purposes of the Plan, the definitions and rules of interpretation specified in this Section 2 shall apply.
2.2	"Account" means, with respect to a Participant, the bookkeeping account that reflects the Participant's interest under the Plan.
2.3	"Adjusted Wages" means, with respect to an Employee, the Employee's taxable wages for federal income tax purposes, increased by amounts that would have been included in taxable wages except for a deferral election by the Employee under a Code Section 401(k) plan or a non-qualified deferred compensation plan or amounts that would have been included in the Employee's taxable wages except for the Employee's election under a Code Section 125 plan; provided, however, benefits received by the Employee under this Plan or any stock option plan of an Employer shall not constitute "Adjusted Wages."
2.4	"Administrator" means the Board; provided, however, the Board may delegate some or all of its administrative duties under the Plan to another person, in which case such person shall be considered the Administrator to the extent such duties have been so delegated.
2.5	"Agent" means the person designated by the Company to hold Shares pursuant to the Plan; provided, however, if the Company does not designate an Agent, the Company shall carry out the duties of the Agent.
2.6	"Applicable Form" means the form or forms prescribed by the Administrator from time to time for purposes of the Plan.
2.7	"Beneficiary" means, with respect to a Participant, the person designated by the Participant as his or her beneficiary on an Applicable Form filed with the Designated Person during the Participant's life. If the Participant does not designate a Beneficiary, or if the person designated by the Participant pre-deceases the Participant, the Participant's Beneficiary shall be his or her spouse, if the Participant is married on the date of his or her death, or, if the Participant is not married on the date of death, the Participant's estate.

2.8	"Board" means the Company's Board of Directors.
2.9	"Business Day" means a day on which quotations are made over the NASDAQ system.
2.10	"Calendar Half" means a six month period beginning January 1, and ending June 30 or beginning July 1 and ending December 31.
2.11	"Code" means the Internal Revenue Code of 1986, as amended from time to time.
2.12	"Company" means Galyan's Trading Company, Inc.
2.13	"Company Stock" means the common stock of the Company.
2.14	"Designated Person" means the person or persons designated by the Company as responsible for accepting Applicable Forms on behalf of the Company.
2.15	"Discounted Value" means, with respect to a Share acquired by the Plan as of the last day of a Calendar Half, the lesser of (i) 85% of the closing price on the first Business Day of the Calendar Half, or (ii) 85% of the closing price on the last Business Day of the Calendar Half. For purposes of the preceding sentence, closing price for a Business Day means the average of the closing bid and asked prices for a Share, as reported by The Wall Street Journal (or, if not reported, as otherwise quoted by the National Association of Securities Dealers through the NASDAQ system), on the Business Day, or, if the Shares are listed on the NASDAQ National Market System or a national stock exchange, the closing price on such system or exchange on the Business Day, as reported by The Wall Street Journal. If the Shares are not publicly traded, the closing price shall be the fair market value, as determined in good faith by the Board of Directors, and the Board's determination shall be conclusive.
2.16	"Election Date" means with respect to a Calendar Half, the number of days before the beginning of the Calendar Half designated by the Administrator.
2.17	"Employee" means a common-law employee of an Employer receiving Adjusted Wages; provided, however, that "Employee" shall not include employees (i) who have been employed for less than one year on the first day of the Calendar Half, (ii) whose customary employment is 20 hours or less per week, or (iii) whose customary employment is for not more than five months in any calendar year.
2.18	"Employer" means the Company and any other entity organized under the laws of a state within the United States, at least 80% of the equity and voting power of which is owned directly or indirectly by the Company.
2.19	"Financial Hardship" means an unforeseeable financial hardship that the Participant is unable to satisfy with his or her other resources.
2.20	"Participant" means an individual who has enrolled in the Plan pursuant to Section 3.1 and has an Account balance under the Plan.
2.21	"Plan" means the Galyan's Trading Company, Inc. Employee Stock Purchase Plan, as set forth in this document, as amended and in effect from time to time.
2.22	"Purchase Date" means, with respect to a Calendar Half, the last Business Day of the Calendar Half.
2.23	"Share" means a share of Company Stock.
2.24	Unless the context requires otherwise, references to the male gender include the female gender, words used in the singular include the plural, and words used in the plural include the singular.
2.25	Division of this Plan into sections and the insertion of headings are for convenience only and shall not affect the interpretation of this Plan.
2.26	This Plan is established under the laws of the State of Indiana, and the rights of all parties and the interpretation of each and every provision of the Plan shall be governed by and construed in accordance with the laws of the State of Indiana.

SECTION 3

ELIGIBILITY AND PARTICIPATION

3.1	An Employee may enroll in the Plan as of the first payroll date of any Calendar Half by filing a completed Applicable Form with the Designated Person on or before the Election Date for such Calendar Half. An Employee who has previously participated in the Plan and who has elected to cease contributions or has withdrawn the cash balance of his or her Account pursuant to Section 7.4 may resume contributions as of the first payroll date of any following Calendar Half.
3.2	The Company shall, from time to time, provide each Participant with the following:
	(a)	a written explanation of the pertinent provisions of the Plan (including amendments thereto applicable to the Participant); and
	(b)	any other information regarding the Plan required to be provided, and in a manner prescribed, under any applicable laws.

SECTION 4

PARTICIPANT CONTRIBUTIONS

4.1	A Participant may elect to contribute through payroll deduction an amount per payroll period that is at least 1% and not more than 15% of his or her Adjusted Wages for such payroll period. A Participant must make his or her initial election by filing a completed Applicable Form with the Designated Person as provided in Section 3.1.
4.2	Subject to Section 3.1 and the limitations on Participant contributions in Section 4.1, a Participant may elect to change his or her election pursuant to Section 4.1 effective as of the first payroll date of a Calendar Half by filing a completed Applicable Form designating the new election with the Designated Person on or before the Election Date for the Calendar Half.
4.3	Contributions elected by a Participant pursuant to Sections 4.1 and 4.2 shall be deducted by the Employer from each regular payroll payment and credited to the Participant's Account as of the date of withholding.
4.4	A Participant may not purchase shares of Company Stock pursuant to the Plan in any calendar year having a fair market value of more than $25,000. For purposes of the preceding sentence, the determination of fair market value shall be made by the Administrator in accordance with requirements of the Code.
4.5	If a Participant terminates employment with the Company and all subsidiaries of the Company before the end of a Calendar Half, his contributions for the Calendar Half shall be returned to him (or his Beneficiary, if he is deceased) as soon as administratively feasible after his termination of employment.
4.6	Contributions shall not be credited with earnings pending their use for the purchase of Shares.

SECTION 5

PURCHASE OF SHARES

5.1	As of each Purchase Date, the cash allocated to each Participant's Account shall be used to purchase directly from the Company the highest number of whole Shares that can be purchased with the cash balance credited to such Account at a purchase price equal to the Discounted Value of such Shares. Shares may be purchased pursuant to the Plan only to the extent that they have been reserved by the Board for issuance pursuant to the Plan. If the cash amounts credited to Participants' Accounts as of the last day of a Calendar Half exceed the Discounted

Value of the Shares available for purchase, the Administrator shall reduce pro-rata the amount of cash available from each Account for the purchase of Shares. The whole Shares purchased with cash from a Participant's Account shall be credited to such Account as of the Purchase Date, and any cash remaining after the purchase of such Shares shall remain credited to the Participant's Account.
5.2	All non-cash dividends, rights to acquire additional Shares, and other rights, preferences, or privileges paid or distributed on Shares credited to an Account shall be allocated to the same Account as of the date of receipt, and used as directed by the Company. All cash dividends on Shares credited to an Account shall be allocated to the same Account as of the date of receipt and used to purchase additional Shares for such Account on the next following Purchase Date.
5.3	All Shares purchased or otherwise acquired pursuant to Section 5.1 or 5.2 shall be held by the Agent and shall be registered in the name of the Plan or the Plan's nominee. The Agent may vote such Shares if instructed by the Plan or the Plan's nominee.
5.4	(a)	If Shares are subdivided into a greater number of Shares, any additional Shares received with respect to Shares allocated to an Account shall be allocated to the same Account and the Board shall proportionately adjust the closing price as of the first Business Day of that Calendar Half for purpose of determining Discounted Value as of the next succeeding Purchase Date under this Plan.
	(b)	If Shares are consolidated into a lesser number of Shares, any Shares received in exchange for Shares allocated to an Account shall be allocated to the same Account and the Board shall proportionately adjust the closing price as of the first Business Day of that Calendar Half for purposes of determining the Discounted Value as of the next succeeding Purchase Date under this Plan.
	(c)	In the event of any capital reorganization, reclassification of, or change to outstanding Shares, other than as described in paragraph 5.4(a) or 5.4(b), or in the event of any consolidation or merger of the Company with or into another entity or in the event of any sale of the property of the Company as or substantially as an entity at any time, the shares or other securities or property received with respect to the Shares allocated to an Account shall be allocated to the same Account and the Board may make similar adjustments to the shares to be acquired under this Plan after such event.
	(d)	The adjustments provided for in this Section 5.4 are cumulative.
5.5	Notwithstanding any other provision of the Plan, no Shares shall be purchased with respect to a Participant, if immediately after the purchase, the Participant would own 5% or more of the total combined voting power or value of all classes of stock of the Company or a subsidiary thereof, which percentage shall be determined after application of the attribution rules of Code Section 423(d).

SECTION 6

VESTING

6.1	A Participant's interest in his or her Account shall be 100% vested and nonforfeitable at all times.

SECTION 7

DISTRIBUTIONS

7.1	A Participant may submit a written request to the Designated Person that any Shares allocated to his or her Account be distributed to him or her, and such Shares shall be distributed to the Participant as soon as administratively practicable after the Designated Person receives the

Participant's notice, subject to any applicable legal restrictions. At such time as all remaining Shares allocated an Account are distributed, any cash allocated to the Account shall be distributed to the Participant.
7.2	As soon as practicable after a Participant's death, all Shares and cash allocated to the Participant's Account shall be distributed to the Participant's Beneficiary.
7.3	In the event of Financial Hardship, as determined by the Board, a Participant may request by written notice to the Designated Person that any cash allocated to his Account be distributed as soon as practicable.
7.4	A Participant may withdraw from active participation in the Plan and request distribution of the cash allocated to his or her Account by filing a written notice of withdrawal with the Designated Person. In the case of a Participant's withdrawal, the Company shall distribute to the Participant as soon as practicable after the Designated Person receives the notice of withdrawal all cash allocated to the Participant's Account on the date of distribution. Withdrawal pursuant to this Section 7.4 shall not affect the distribution of Shares allocated to the Participant's Account.

SECTION 8

ADMINISTRATION

8.1	The Plan shall be administered by the Board or its designee. The Board may, from time to time, establish such administrative rules and regulations relating to the operation of the Plan as it deems advisable to carry out or implement the Plan or to comply with applicable laws and may amend or repeal such rules and regulations and may delegate to its employees or agents such powers and duties in connection with the administration of the Plan as it deems advisable. Any rules and regulations established hereunder and the good faith decisions of the Board with respect to any question arising under the Plan, including under such rules and regulations, shall be final binding for all purposes.
8.2	No member of the Board and no employee or agent of the Company shall be liable for any act of failure to act hereunder of any other member, employee or agent, except in circumstances involving bad faith, gross negligence, or fraud by such member, employee or agent.

SECTION 9

AMENDMENT OR TERMINATION OF THE PLAN

9.1	The Board reserves the right to terminate, amend, or suspend the Plan at any time, provided, however, that (i) any approvals required by applicable law are obtained and, (ii) unless required by law, the Board's action shall not materially and adversely affect the existing rights of any Participant to contributions already made or Shares already acquired under the Plan, unless the Participant gives his or her prior written consent to the action. Notwithstanding the preceding sentence, any amendment increasing the number of Shares that may be issued pursuant to the Plan or changing the class of employees eligible for participation in the Plan shall not be effective, unless approved by the Company's shareholders within 12 months after such amendment is adopted by the Board.
9.2	Upon termination of the Plan, no further Shares shall be purchased, any unused contributions and any undistributed interest, dividends, or other amounts allocated to an Account shall be distributed to the Participant to whom such Account relates, and certificates for Shares credited to an Account shall be issued to the Participant to whom such Account relates.

SECTION 10

GENERAL PROVISIONS

10.1	Except as required by law or as expressly provided for under the terms of the Plan, a Participant may not assign or transfer his or her interest under the Plan.

10.2	Participation in this Plan shall not affect the right of the Company to terminate the employment of a Participant. The establishment and implementation of the Plan shall not constitute an enlargement of any rights that a Participant has apart from the Plan.
10.3	The Administrator shall withhold taxes, file returns, and distribute notices to the extent that the Administrator determines such action is required by applicable tax laws.
10.4	The Plan and the implementation thereof are subject to applicable governmental and stock exchange approvals. As a condition of participating in the Plan, each Participant agrees to comply with all applicable laws, rules, and regulations relating to participation in the Plan and agrees to furnish to the Designated Person all information and undertakings that the Company may reasonably request in connection with the Plan.
10.5	Upon or immediately prior to a dissolution of the Company or any other event described in Section 5.4(c) that the Company does not (or will not) survive as a public company in respect of its Common Stock, the Board may terminate the Plan and, in such event, a Purchase Date shall be deemed to have occurred as of the last Business Day preceding such termination; subject, however, to any provision that has been expressly made by the Board for the survival, substitution, assumption, exchange or other settlement of the Plan and purchase rights hereunder.

APPENDIX C

GALYAN'S TRADING COMPANY, INC.
1999 STOCK OPTION PLAN

(As amended through February 26, 2002)

      Section 1.    Description of Plan.    This is the 1999 Stock Option Plan, as amended (the "Plan"), of Galyan's Trading Company, Inc., an Indiana corporation (the "Company"). This Plan will provide a means whereby designated employees, directors, officers or consultants of the Company may purchase shares of the common stock, no par value of the Company (the "Shares" or the "Common Stock"). It is intended that the options under this Plan will either qualify for treatment as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and be designated "Incentive Stock Options" or not qualify for such treatment and be designated "Nonqualified Stock Options." Incentive Stock Options may only be granted to employees.

      Section 2.    Purpose of Plan.    The purpose of the Plan and of granting options (the "Options") to specified persons is to further the growth, development and financial success of the Company by providing additional incentives to certain eligible employees, directors, officers or consultants. By assisting such persons in acquiring Shares, the Company can ensure that such persons will themselves benefit directly from the Company's growth, development and financial success.

      Section 3.    Eligibility.    The persons who shall be eligible to receive grants of Options under the Plan shall be the designated employees, directors, officers or consultants of the Company (or any of its subsidiaries) as determined from time to time by the Board of Directors (the "Board") of the Company. A person who holds an Option is herein referred to as a "Participant," and more than one Option may be granted to any Participant.

      Section 4.    Administration and Authorization.

      (a)    Committee.    Except as otherwise provided herein, the Plan shall be administered by the Board or, at the Board's option, by a compensation committee thereof from time to time constituted, to whom administration of this Plan has been duly delegated (the Board and/or such committee, are referred to hereinafter as the "Committee"). Any action of the Committee with respect to administration of the Plan shall be taken by a majority vote or written consent of its members. Upon the first registration of an equity security of the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the event possible and advisable, the Committee may be constituted so as to permit this Plan to comply with Rule 16b-3 promulgated under Section 16 of the Exchange Act and Section 162(m) of the Code.

      (b)    Interpretation; Powers of Committee.    Subject to the express provisions of this Plan and any express limitations on the delegated authority, the Committee is authorized and empowered to administer the Plan and (i) to determine the dates upon which Options shall be granted, the exercise price of the Options, the number of Shares subject to the Options and to specify the other terms and conditions thereof in a manner consistent with this Plan, which terms and conditions need not be identical as to the various Options granted; (ii) to interpret the Plan; (iii) to grant Options; (iv) to determine eligibility and the particular Participants; (v) to determine the Fair Market Value of the Shares; (vi) to accelerate the time during which an Option may be exercised in accordance with the provisions of Section 14 hereof, and to otherwise accelerate the time during which an Option may be exercised, in each case notwithstanding the provisions in the Option Agreement (as defined in Section 11 hereof) stating the time during which it may be exercised; (vii) to reissue the Plan and related benefits hereunder as a direct plan of a subsidiary or subsidiaries, converting the Options and Shares issued under this Plan to options and shares of such subsidiary or subsidiaries, as the case may be; (viii) to prescribe, amend and rescind rules relating to the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (x) to determine the rights and obligations of Participants under the Plan; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

      For purposes of this Plan, "Fair Market Value" on any date means (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date (or if the market has not closed at the applicable time), then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

      (c)    Binding Determinations.    Any action taken by, or inaction of, the Company, the Board or the Committee relating or pursuant to this Plan (including, without limitation, any determination of Fair Market Value) will be within the sole discretion of that entity or body and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their sole discretion in matters within their authority related to this Plan.

      (d)    Reliance on Experts.    In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Company.

      (e)    Delegation.    The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

      (f)    No Liability.    No director, officer or agent of the Company will be liable for any action, omission or decision under this Plan taken, made or omitted in good faith.

      Section 5.    Shares Subject to Plan.

      (a)    Shares Available.    The only capital stock that may be delivered under this Plan will be the Shares.

      (b)    Share Limits.    The aggregate number of Shares for which Options may be granted pursuant to the Plan shall be the sum of the following:

(1)	two million (2,000,000); plus
(2)	effective May 29, 2002, an additional number of Shares equal to three percent (3%) of the total number of issued and outstanding Shares as of the close of business on that date shall become available for Options granted pursuant to the Plan following that date; plus
(3)	effective May 29, 2003, an additional number of Shares equal to three percent (3%) of the total number of issued and outstanding Shares as of the close of business on that date shall become available for Options granted pursuant to the Plan following that date; plus
(4)	effective May 29, 2004, an additional number of Shares equal to three percent (3%) of the total number of issued and outstanding Shares as of the close of business on that date shall become available for Options granted pursuant to the Plan following that date.

Subject to the foregoing aggregate Share limit, the maximum number of Shares that may be delivered pursuant to Options qualified as Incentive Stock Options granted under this Plan is 1,000,000. The maximum number of Shares subject to those Options that are granted under this Plan during any calendar year to any one individual shall be limited to 100,000. Each of the foregoing Share limits shall be automatically adjusted for any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction of the Company. The number of Shares which may be purchased by a Participant upon exercise of each Option shall be determined by the Committee and set forth in each Option Agreement. Upon the expiration or termination, in whole or in part, for any reason of an outstanding Option or any portion thereof which shall not have vested or shall not have been exercised in full or in the event that any Shares acquired pursuant to the Plan are reacquired by the Company, any Shares which have not been purchased or the Shares reacquired, as the case may be, shall again become available for the granting of additional Options under the Plan, subject to any applicable limitations under Section 162(m) of the Code.

      Section 6.    Restrictions on Grants; Vesting of Options.    Notwithstanding any other provisions set forth herein or in any Option Agreement, no Options may be granted under the Plan subsequent to ten (10) years from the date hereof. Each Option shall grant the Participant the right to purchase a specified number of Shares at a price determined by the Committee, as such price or the basis upon which price is determined is set forth in each respective Option Agreement (the "Exercise Price"); provided, however, that if the Participant is granted an Incentive Stock Option, the Exercise Price shall not be less than 100% of the Fair Market Value of such Shares on the date of grant of the Option; provided further that if the Participant is granted an Incentive Stock Option and the Participant is a 10% shareholder of the Company (as defined in Section 422(b)(6) of the Code) at the time such Participant is granted an Incentive Stock Option, the Exercise Price shall be not less than 110% of the Fair Market Value of such Shares on the date of grant of the Option. The Options shall vest based on longevity of service and/or other schedules established by the Committee, as set forth in each Option Agreement. The Committee may grant Options that are fully vested and exercisable at grant.

      Section 7.    Exercise of Options and Option Period.

      (a)    Exercise.    Once vested, the Options may be exercised by the Participant by (i) giving written notice to the Company specifying the number of Shares to be purchased and accompanied by payment of the full Exercise Price therefor in cash, by check or in such other form of lawful consideration as the Committee may approve from time to time, including without limitation and in the sole discretion of the Committee, the assignment in transfer by the Participant to the Company of outstanding shares of Common Stock theretofore held by the Participant in a manner intended to comply with the provisions of Rule 16b-3 under the Exchange Act, if applicable, and (ii) satisfying any other requirements set forth herein (including, without limitation, the tax withholding requirements of Section 16) or in the applicable Option Agreements. Any shares of Common Stock delivered by the Participant in connection with the exercise of an Option must have been owned by the Participant for at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

      Without limiting the generality of the foregoing, the Company may accept one or more notes from Participant in connection with the purchase of Shares under the Plan; provided that any such note shall be subject to the following terms and conditions:

•	The principal of the note shall not exceed the amount required to be paid to the Company in connection with the purchase of the shares under the Plan and the note shall be delivered directly to the Company in consideration of such purchase.
•	The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of ten years.
•	The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.
•	If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of the Company) by the Participant subsequent to such termination.
•	If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.
•	The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

      (b)    Option Period.    Any Option and all rights thereunder shall expire not more than seven (7) years after the date of grant; provided that, the Options will be subject to earlier termination as set forth in Sections 13 and 14 hereof.

      Section 8.    Transfer and other Limitations on Options and Shares.

      (a)    Limits On Exercise and Transfer.    Except as expressly provided in (or pursuant to) Section 8(b), by applicable law or by the Option Agreement, as the same may be amended:

(i)	all Options are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge;
(ii)	Options must be exercised only by the Participant; and
(iii)	amounts payable or shares issuable pursuant to an Option must be delivered only to (or for the account of) the Participant.

      In addition, the shares shall be subject to the restrictions imposed in the applicable Option Agreement.

      (b)    Exceptions to Limits On Exercise and Transfer.    The exercise and transfer restrictions in Section 8(a) will not apply to:

(i)	transfers to the Company;
(ii)	the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution; or
(iii)	if the Participant has suffered a disability, transfers or exercises on behalf of the Participant by the Participant's duly authorized legal representative in accordance with the applicable Option Agreement.

      Section 9.    Limitations on Grants and Terms of Incentive Stock Options.

      (a)    $100,000 Limit.    The aggregate Fair Market Value (determined as of the time an Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant in any calendar year under this Plan and any other incentive stock option plans (which qualify under Section 422 of the Code) of the Company (or a subsidiary) shall not exceed $100,000.

      (b)    Other Code Limits.    Incentive Stock Options may only be granted to employees of the Company (or a subsidiary) that satisfy the other eligibility requirements of the Code. There will be imposed in any Option Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

      Section 10.    Adjustments Upon Recapitalization or Reorganization.    Subject to Section 13(b) hereof, if the outstanding shares of the Common Stock of the Company are changed into, or exchanged for, a different number or kind of shares or securities of the Company through any capital reorganization or reclassification, or if the number of outstanding shares is changed through a stock split or stock dividend, an appropriate adjustment shall be made by the Committee in the number, kind or exercise price of shares as to which Options may be granted under the Plan. A corresponding adjustment shall likewise be made in the number, kind or exercise price of shares with respect to which unexercised Options have theretofore been granted. Any such adjustment in an outstanding Option, however, shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each Share covered by the Option. In making such adjustments, or in determining that no such adjustments are necessary, the Committee may rely upon the advice of counsel and accountants to the Company, and the good faith determination of the Committee shall be final, conclusive and binding. No fractional shares of stock shall be issued or issuable under the Plan on account of any such adjustment.

      Section 11.    Option Agreement.    Each Option granted under the Plan shall be evidenced by a written option agreement (an "Option Agreement") executed by the Company and, if required by the Committee, by the Participant, which shall contain each of the provisions and agreements herein specifically required to be contained therein and may contain such other terms and conditions as the Committee deems desirable and which are not inconsistent with the Plan.

      Section 12.    Privileges of Stock Ownership.    Persons entitled to exercise any Options granted under this Plan shall have all of the rights or privileges of a shareholder of the Company in respect of any shares of Common Stock issuable upon exercise of such Option from and after the date of exercise of an Option. No Shares shall be issued and delivered upon exercise of any Option unless and until, in the opinion of counsel for the Company, there shall have been full compliance with any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange or automated quotation system on which the Common Stock is then listed or quoted, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

      The Company agrees that Shares issued upon the exercise of Options shall, at the time of delivery, be validly issued and outstanding, fully paid and nonassessable. The Company covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue, or similar taxes which may be payable in respect of the issue of the Option or of Shares upon the exercise thereof.

      Section 13.    Termination of Options.

      (a)    Each Option granted under the Plan shall set forth a termination date thereof, which shall be not later than seven (7) years from the date such Option is granted subject to earlier termination as set forth in Section 13(b), or Section 14 hereof, or as otherwise set forth in each particular Option Agreement; provided, however, with respect to Incentive Stock Options, such termination shall be not later than five (5) years from the date such Option is granted if the Participant is a 10% shareholder of the Company (as defined in Section 422(b)(6) of the Code) at the time such Option is granted. An Incentive Stock Option shall contain any termination events required by Section 422 of the Code. The Committee shall establish the effect of a termination of employment or service on the rights and benefits under each Option under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of Option. The termination of employment, or service as a director or consultant, of a Participant for any reason shall not, unless otherwise expressly provided by the Committee, accelerate or otherwise increase the number of Shares which may be purchased upon exercise of an Option; following such termination, the Option may only be exercised in accordance with the applicable Option Agreement and, unless otherwise expressly provided by the Committee, only with respect to that number of Shares which could have been purchased under the Option had the Option been exercised by the Participant on the date of such termination.

      (b)    Subject to Section 14 hereof (i) upon the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Company, (ii) upon any reorganization, merger, consolidation, sale or exchange of securities in which the Company does not survive, (iii) upon any sale, reorganization, merger, consolidation or exchange of securities in which the Company does survive and any of the Company's shareholders have the opportunity to receive cash, securities of another corporation, partnership or limited liability company and/or other property in exchange for their capital stock of the Company, or (iv) upon any acquisition by any person or group (as defined in Section 13d of the Exchange Act) of beneficial ownership of more than fifty percent (50%) of the Company's then outstanding shares of Common Stock (each of the events described in clauses (i), (ii), (iii) or (iv) is referred to herein as an "Extraordinary Event"), the Plan and each outstanding Option shall terminate, subject to any provision that has been made by the Committee through a plan of reorganization or otherwise for the substitution, assumption, settlement or other continuation of the Options. In the event the Options are to terminate (with no substitution, assumption, settlement or other continuation) in such circumstance, each Participant shall have the right, by giving notice ten (10) days before the effective date of such Extraordinary Event (the "Effective Date"), to exercise on or before the Effective Date, in whole or in part, any unexpired Option issued to the Participant, to the extent that said Option is vested as of the Effective Date and exercisable as of the Effective Date, and otherwise is vested and exercisable pursuant to the provisions of said Option and of Section 6 of the Plan.

      Section 14.    Acceleration of Options.

      (a)    Acceleration.    Notwithstanding the provisions of Section 6 or Section 13 hereof, or any provision to the contrary contained in a particular Option Agreement, the Committee, in its sole discretion, may accelerate the vesting of all or any portion of any Option then outstanding. The decision by the Committee to accelerate an Option or to decline to accelerate an Option shall be final. In the event of the acceleration of the exercisability of Options as the result of a decision by the Committee pursuant to this Section 14, each outstanding Option so accelerated shall be exercisable for a period from and after the date of such acceleration and upon such other terms and conditions as the Committee may determine in its sole discretion, provided that such terms and conditions (other than terms and conditions relating solely to the acceleration of exercisability and the related termination of an Option) may not materially adversely affect the rights of any Participant without the consent of the Participant so materially adversely affected. Any outstanding Option which has not been exercised by the holder at the end of such period shall terminate automatically at that time.

      (b)    Possible Rescission of Acceleration.    If the vesting of an Option has been accelerated in anticipation of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Options.

      (c)    Pooling Exception.    Any discretion with respect to the events addressed in Section 13 or 14 shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

      Section 15.    Substitute Options.    If the Company at any time should succeed to the business of another entity through a merger, consolidation, corporate reorganization or exchange, or through the acquisition of stock or assets of such entity or its subsidiaries or otherwise, Options may be granted under the Plan to option holders of such entity or its subsidiaries, in substitution for options to purchase Shares in such entity held by them at the time of succession. The Committee, in its sole and absolute discretion, shall determine the extent to which such substitute Options shall be granted (if at all), the person or persons to receive such substitute Options (who need not be all option holders of such entity), the number of Options to be received by each such person, the exercise price of such Option and the other terms and conditions of such substitute Options.

      Section 16.    Withholding of Taxes.    The Company may deduct and withhold from the wages, salary, bonus and other income paid by the Company (or a subsidiary) to the Participant the requisite tax upon the amount of taxable income, if any, recognized by the Participant in connection with the exercise in whole or in part of any Option, or the sale of the Shares issued to the Participant upon the exercise of an Option, as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company's (or any subsidiary's) concurrent or next payment of wages, salary, bonus or other income to the Participant or by payment to the Company by the Participant of the required withholding tax, as the Committee may determine; provided, however, that, in the sole discretion of the Committee, the Participant may pay such tax by reducing the number of Shares issued upon exercise of an Option (for which purpose such Shares shall be valued at Fair Market Value at the time of exercise). Notwithstanding the foregoing, the Company shall not be obligated to issue certificates representing the shares of Common Stock to be acquired through the exercise of such Option if such Participant fails to provide the Company with adequate assurance that such Participant will pay such amounts to the Company as herein above required. Participants shall notify the Company in writing of any amounts included as income in the Participants' federal income tax returns in connection with an Option. Any Shares withheld by the Company to satisfy a Participant's withholding tax obligation in connection with an Option shall not exceed the number of Shares necessary to satisfy the minimum required levels of withholding under applicable law.

      Section 17.    Compliance with Laws.

      (a)    General.    This Plan, the granting and vesting of Options under this Plan, the offer, issuance and delivery of the Shares, and the payment of money under this Plan or under Options are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles.

      (b)    The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

      (c)    Compliance with Securities Laws.    No Participant shall sell, pledge or otherwise transfer Shares acquired pursuant to an Option or any interest in such shares except in accordance with the express terms of this Plan and the applicable Option Agreement. Any attempted transfer in violation of this Section 17 shall be void and of no effect. Without in any way limiting the provisions set forth above, no Participant shall make any disposition of all or any portion of Shares acquired or to be acquired pursuant to an Option, except in compliance with all applicable federal and state securities laws. Notwithstanding anything else herein to the contrary, the Company has no obligation to register the Shares or file any registration statement under either federal or state securities laws.

      Section 18.    Effectiveness and Termination of the Plan.    The Plan shall be effective as of the date on which this Plan is approved by the Board. The Plan shall terminate at the close of business on the day before the tenth anniversary of the date that it was approved by the Board. However, the Board may, in its sole discretion, terminate the Plan at any prior time. Subject to Section 13 hereof, no such termination shall in any way affect any Option then outstanding or the Committee's authority hereunder with respect to such Option.

      Section 19.    Time of Granting Options.    The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such an Option. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

      Section 20.    Amendment of Plan.    Subject to Section 14, the Committee may make such amendments to the Plan and/or Option Agreements as it shall deem advisable. Subject to Section 14, no amendment shall materially adversely affect any Option then outstanding, without the consent of the Participant so materially adversely affected. Adjustments contemplated by Section 10 shall not be deemed to be amendments for purposes of the foregoing. Shareholder approval for any amendment shall be required only to the extent required under applicable law or Section 422 of the Code to preserve the intended tax treatment of outstanding Incentive Stock Options, or to the extent deemed necessary or advisable by the Board.

      Section 21.    Leaves of Absence; Other Termination of Employment or Service Provisions.    If the Participant is not an employee or director and provides services as a consultant to the Company (or a subsidiary), the Committee shall be the sole judge of whether the Participant continues to render services unless a contract or the Option Agreement otherwise provides. If in these circumstances the Company notifies the Participant in writing that a termination of services of the Participant for purposes of this Plan has occurred, then (unless the contract or Option Agreement otherwise expressly provides), the Participant's termination of services for purposes this Plan and his or her Options shall be the date which is 10 days after the Company's mailing of the notice or, in the case of a termination for cause, the date of the mailing of the notice. Unless Company policy or the Committee otherwise provides, an employment relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any employee on an approved leave of absence, continued vesting of the Participant's Options while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Option be exercised after the expiration of the term set forth in the Option Agreement. For purposes of this Plan and any Option, if an entity ceases to be a subsidiary of the Company a termination of employment or service shall be deemed to have occurred with respect to each eligible person in respect of the subsidiary who does not continue as an eligible person in respect of another entity within the Company.

      Section 22.    No Obligation to Exercise Option.    The granting of an Option shall impose no obligation on the Participant to exercise such Option.

      Section 23.    Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board, the members of the Committee shall be indemnified by the Company to the fullest extent permitted by law against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is not entitled to indemnification under applicable law; provided, however, that within sixty (60) days after institution of any such action, suit or proceeding such Committee member shall in writing offer the Company the opportunity, at the Company's expense to handle and defend the same, and such Committee member shall cooperate with and assist the Company in the defense of any such action, suit or proceeding. The Company shall not be obligated to indemnify any Committee member with regard to any settlement of any action, suit or proceeding to which the Company did not consent to in writing prior to such settlement.

      Section 24.    Not an Employment or Consulting Agreement.    Nothing contained in the Plan or in any Option Agreement shall confer, intend to confer or imply any right of employment or right to continued employment by, or rights to a continued relationship with, the Company (or any affiliate) in favor of any Participant or limit the ability of the Company (or any affiliate) to terminate, with or without cause, in its sole and absolute discretion, the employment of any Participant, subject to the terms of any written employment to which a Participant is a party. In addition, nothing contained in the Plan or in any Option Agreement shall preclude any lawful action by the Company or the Board. Status as an eligible person under this Plan shall not be construed as a commitment that any Option will be granted to the eligible person.

      Section 25.    Miscellaneous.

      (a)    Choice of Law.    This Plan, the Options, all documents evidencing Options and all other related documents will be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of law principles.

      (b)    Severability.    If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect provided that the essential economic terms of this Plan and any Option granted under it can still be enforced.

      (c)    Captions.    Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

      (d)    Non-Exclusivity of Plan.    Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Shares, under any other plan or independent authority.

      (e)    No Restriction on Corporate Powers.    The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

      (f)    No Fiduciary Duties.    Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant or other person.

      (g)    Plan Construction.    It is the intent of the Company that the Options and transactions permitted by this Plan be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements for exemptions under Rule 16b-3. The exemption will not be available if the authorization of actions by any Committee with respect to such Awards does not satisfy the applicable conditions of Rule 16b-3. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Options or events under this Plan or any Option Agreement. It is the further intent of the Company that (to the extent the Company or Options under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options granted with an exercise or base price not less than Fair Market Value on the date of grant will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award satisfies any applicable administrative requirements of Section 162(m) of the Code.

2437 East Main Street
Plainfield, Indiana 46168

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Galyan's Trading Company, Inc., which will be held at The Westin-O'Hare, LaSalle III Conference Room (lobby level), 6100 River Road, Rosemont, Illinois 60018 on Wednesday, May 29, 2002 at 9:00 a.m., Central Daylight Time.

     At the Annual Meeting, holders of common stock will vote upon the election of twelve directors, the adoption of an employee stock purchase plan, and amendments to our stock option plan. The attached proxy statement contains information about these and other matters pertaining to the Annual Meeting.

     Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly voting and submitting your proxy by Internet, by telephone, or by completing, executing and returning the enclosed proxy card.

     I hope you will be able to attend the Annual Meeting and look forward to seeing you on May 29, 2002.

Robert B. Mang Chairman of the Company and Chief Executive Officer

April 26, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS GALYAN'S TRADING COMPANY, INC. ANNUAL MEETING OF SHAREHOLDERS Wednesday, May 29, 2002
The undersigned hereby appoints C. David Zoba and Edward S. Wozniak, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Galyan's Trading Company, Inc. ("Galyan's") that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m., Central Daylight Time, on Wednesday, May 29, 2002, at The Westin-O'Hare, LaSalle III Conference Room (lobby level), 6100 River Road, Rosemont, Illinois 60018, and any adjournments or postponements thereof.

If shares of Galyan's Common Stock are held for the account of the undersigned under the Galyan's Savings and Retirement Plan, then the undersigned hereby directs the trustee to vote all shares of Galyan's Common Stock in the undersigned's account in accordance with the instructions given herein at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2 AND 3. THIS PROXY ALSO GRANTS TO THE PROXYHOLDERS THE DISCRETION TO VOTE THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE
Galyan's Trading Company, Inc. 2437 East Main Street Plainfield, Indiana 46168	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter you 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.
VOTING BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter you 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.
VOTE BY MAIL -
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Galyan's Trading Company, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GALYAN'S TRADING COMPANY, INC.

Vote On Directors
1.	To elect twelve directors.
	01) Robert B. Mang 02) Norman S. Matthews 03) Byron E. Allumbaugh 04) Frank J. Belatti 05) Stuart B. Burgdoerfer 06) Timothy J. Faber	07) Todd W. Halloran 08) George R. Mrkonic, Jr. 09) John M. Roth 10) Stephanie M. Shern 11) Ronald P. Spogli 12) Peter Starrett	For Withold For All All All Except [ ] [ ] [ ]	To withold authority to vote, mark "For All Except" and write the nominee's number on the line below.

For Against Abstain
Vote On Proposals
2.	To adopt the employee stock purchase plan.	[ ] [ ] [ ]

3.	To amend the 1999 Stock Option Plan.	[ ] [ ] [ ]

In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2 AND 3. THIS PROXY ALSO GRANTS TO THE PROXYHOLDERS THE DISCRETION TO VOTE THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please sign exactly as your name appears hereon. One joint
owner may sign on behalf of the others. When signing as
executor, administrator, attorney, trustee, guardian, etc., please give your full title.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date